As filed with the Securities and Exchange Commission on
                             April 20, 1998
                        Registration No. 33-13754

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

    PRE-EFFECTIVE AMENDMENT NO.
                                 ------

    POST-EFFECTIVE AMENDMENT NO.    21                            X
                                 ------

                                   and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X

           AMENDMENT NO. 21                                       X
                        ------

                      ADVANCE CAPITAL I, INC.
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       (Exact Name of Registrant as Specified in its Charter)

One Towne Square, Suite 444, Southfield, Michigan   48076
-------------------------------------------------   ----------
(Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code  (248) 350-8543
                                                    ---------------

John C. Shoemaker, President
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering April 20, 1998
                                             --------------

It is proposed that this filing will become effective (check appropriate box)
            immediately upon filing pursuant to paragraph (b)

      X     on (date) pursuant to paragraph (b)

            60 days after filing pursuant to paragraph (a)(i)

            on (date) pursuant to paragraph (a)(i)

            75 days after filing pursuant to paragraph a(ii)

            on (date) pursuant to paragraph a(ii) of rule 485

If appropriate, check the following box:
            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered Class A,B,C,E
                                     -------------

                           CROSS REFERENCE SHEET

Form N-1A Part A Item         		Prospectus Caption
----------------------                  -----------------------

1.  Cover Page				Cover Page

2.  Synopsis				The Expense Table

3.  Condensed Financial			Financial Highlights
    Information

4.  General Description of		General Information
    Registrant                         	Investment Objectives - Growth
                                        Funds; Investment Objectives -
                                        Income Funds; Investment Policies of
                                        the Funds; Other Investment Policies;
                                        Investment Risks of Lower Rated
                                        Securities;  Investment Limitations;
                                        Description of Capital Stock

5.  Management of the Fund		Distribution Plan; Management of the
                                        Company; Expenses of the Company

6.  Capital Stock and Other		Investing in the Funds; Redeeming
    Securities                          Shares; Tax Information; Description
                                        of Capital Stock; Miscellaneous

7.  Purchase of Securities		Investing in the Funds;
    Being Offered 			Redeeming Shares; Distribution Plan

8.  Redemption or Repurchase	        Redeeming Shares

9.  Pending Legal Proceedings	        Inapplicable

ADVANCE CAPITAL I, INC.                              P.O. Box 3144

AN INVESTMENT COMPANY WITH FOUR FUNDS         Southfield, MI 48037
                                          Michigan  (248) 350-8543
                                         Toll Free  (800) 345-4783

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PROSPECTUS

     ADVANCE CAPITAL I, INC. (the COMPANY) is an open-end, diversified management investment company (a mutual fund) offering shares in four investment portfolios.

INVESTMENT OBJECTIVES:
THE GROWTH PORTFOLIOS:
     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the EQUITY GROWTH FUND. The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets, and fixed income securities, including cash reserves, will represent the remaining assets. There is no assurance that either Fund will achieve its investment objective.
THE INCOME PORTFOLIOS:

      The BOND FUND and the RETIREMENT INCOME FUND seek to provide investors with high current income. Each Fund invests in fixed income securities within prescribed maturity and credit quality standards. There is no assurance that either of these Funds will achieve its investment objective. Up to 33 percent of the RETIREMENT INCOME FUND may be invested in fixed income securities which carry quality ratings below investment grade from the major rating agencies. Securities with such ratings are commonly referred to as "high yield bonds" or "junk bonds" and are considered speculative by these agencies. See "Investment Risks of Lower Rated Securities".

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THIS PROSPECTUS PROVIDES KEY INFORMATION YOU NEED TO KNOW ABOUT
THE COMPANY BEFORE INVESTING.  WHILE THE PROSPECTUS IS DESIGNED
TO BE CONCISE AND STRAIGHTFORWARD, YOU MAY HAVE QUESTIONS OR REQUIRE ADDITIONAL INFORMATION. PLEASE DO NOT HESITATE TO
CONTACT US DIRECTLY.
                 SET THIS INFORMATION ASIDE FOR FUTURE REFERENCE.
-------------------------------------------------------------------

      Additional information about the COMPANY, contained in the Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the COMPANY at the above address or by calling (248) 350-8543 or (800) 345-4783. The Statement of
Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
       THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         April 20, 1998


                        TABLE OF CONTENTS
                                                              Page
                                                             ------

THE EXPENSE TABLE............................................   2
FINANCIAL HIGHLIGHTS.........................................	2
GENERAL INFORMATION..........................................	5
INVESTMENT INFORMATION.......................................	5
            Investment Objectives - Growth Funds.............	5
            Investment Objectives - Income Funds.............	5
            Investment Policies of the Funds.................	6
            Other Investment Policies........................	8
            Investment Risks of Lower Rated Securities.......  11
            Investment Limitations...........................  12
DISTRIBUTION OF SHARES.......................................  12
NET ASSET VALUE..............................................  12
INVESTING IN THE FUNDS.......................................  12
            Purchases By Mail................................  13
            Purchases By Wire................................  13
            Minimum Investment Required......................  13
            What Shares Cost.................................  13
            Certificates and Confirmations...................  13
            Dividends........................................  13
            Capital Gains....................................  14
TRANSFERRING SHARES..........................................  14
REDEEMING SHARES.............................................  14
            Written Requests.................................  14
            Signatures.......................................  14
            Telephone Requests...............................  14
            Receiving Payment................................  15
            Redemption Before Purchase Instruments Clear.....  15
            Accounts With Low Balances.......................  15
            Redemption In Kind...............................  15
DISTRIBUTION PLAN............................................  16
MANAGEMENT OF THE COMPANY....................................  16
EXPENSES OF THE COMPANY......................................  17
TAX INFORMATION..............................................  18
DESCRIPTION OF CAPITAL STOCK.................................  18
MISCELLANEOUS................................................  18

THE EXPENSE TABLE

     The purpose of the Expense Table is to assist in understanding the various fees and expenses, both direct and indirect, that will accompany an investment in the Advance Capital I, Inc. - Equity Growth, Bond, Balanced and Retirement Income Funds (the FUNDS). This information may be useful when comparing these FUNDS to other investment alternatives. See MANAGEMENT OF THE COMPANY and EXPENSES OF THE COMPANY for more information.


                        			              EQUITY			  RETIREMENT
			                                      GROWTH	 BOND	 BALANCED  INCOME
                                                              ------     ----    -------- ----------
Shareholder Transaction Expenses:
  Maximum Sales Load Imposed on Purchases
    and Reinvested Dividends
    (as a percentage of offering price).....................  0%         0%	 0%       0%
  Deferred Sales Load (as a percentage of
    original purchase price)................................  0%         0%      0%       0%
  Redemption Fee............................................  None       None    None     None
  Exchange Fee..............................................  None       None    None     None
Annual Fund Operating Expenses
  (as a percentage of average net assets):
  Management Fees...........................................  .70%       .40%	 .70%     .50%
  12b-1 Fees (A)............................................  .25%	 .00%    .25%     .25%
  Other Expenses............................................  .12%       .14%    .09%     .07%
                                                              ----       ----    ----     ----
  Total Fund Operating Expenses.............................  1.07%      .54%	 1.04%    .82%
                                                              =====      ====    =====    ====

Example:
  You would pay the following expenses on a                   $ 11       $  6    $ 11     $  8	  1 Year
  $1,000 investment, assuming (1) a 5%                        $ 34       $ 17	 $ 33     $ 26    3 Years
  annual return and (2) redemption at the                     $ 59       $ 30    $ 57     $ 45	  5 Years
  end of each period.                                         $131       $ 68    $127     $100    10 Years

(A) Annual 12b-1 fees of .25% have been authorized for all FUNDS and suspended indefinitely in the Bond Fund. (See DISTRIBUTION
PLAN for additional information)

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL
EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1995 through December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report covering those years is included in the Statement of Additional Information. The financial highlights for the years ended December 31, 1988 through December 31, 1994 were audited by other independent accountants whose reports for those periods expressed unqualified opinions.

The tables below give you information about each fund's financial history.


                                                           YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
EQUITY GROWTH FUND (a)              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $14.72  $12.53  $9.08   $9.46   $9.94   $9.83   $8.89   $9.79   $8.79   $7.46
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income
  (loss)                            (0.09)  (0.07)  (0.03)  (0.03)  0.12    0.10    0.14    0.19    0.26    0.24
  Net realized and unrealized
  gain (loss) on investments        2.69    2.26    3.48    (0.35)  0.07    0.11    1.78    (0.90)  1.85    1.47
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        2.60    2.19    3.45    (0.38)  0.19    0.21    1.92    (0.71)  2.11    1.71
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             0.00    0.00    0.00    0.00    (0.12)  (0.10)  (0.14)  (0.19)  (0.26)  (0.24)
  Net realized gain on
  investments                       (0.07)  0.00    0.00    0.00    (0.55)  0.00    (0.84)  0.00    (0.85)  (0.14)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions               (0.07)  0.00    0.00    0.00    (0.67)  (0.10)  (0.98)  (0.19)  (1.11)  (0.38)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $17.25  $14.72  $12.53  $9.08   $9.46   $9.94   $9.83   $8.89   $9.79   $8.79
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        17.68%  17.48%  38.00%  -4.02%  2.13%   2.22%   20.94%  -7.47%  23.81%  22.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $54,332 $38,767 $25,625 $12,634 $7,577  $7,094  $6,275  $4,310  $2,405  $692
Ratio of expenses to
average net assets                  1.07%   1.09%   1.12%   1.21%   1.16%   1.22%   1.38%   1.46%   1.31%   0.74%
Ratio of net investment
income (loss) to average
net assets                          -0.58%  -0.50%  -0.29%  -0.30%  1.27%   1.05%   1.37%   2.04%   2.59%   2.75%

Portfolio turnover rate             20.53%  24.75%  13.86%  18.05%  135.55% 96.05%  86.48%  81.13%  112.31% 156.56%
Average commission rate
per share (b)                       $0.0259 $0.0261



                                                           YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
BOND FUND                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $10.37  $10.79  $9.61   $10.82  $10.51  $10.52  $9.91   $9.90   $9.54   $9.83
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income             0.69    0.70    0.70    0.71    0.72    0.70    0.74    0.77    0.78    0.80
  Net realized and unrealized
  gain (loss) on investments        0.24    (0.42)  1.18    (1.21)  0.45    0.01    0.62    0.02    0.36    (0.28)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        0.93    0.28    1.88    (0.50)  1.17    0.71    1.36    0.79    1.14    0.52
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             (0.69)  (0.70)  (0.70)  (0.71)  (0.72)  (0.70)  (0.74)  (0.78)  (0.78)  (0.81)
  Net realized gain on
  investments                       (0.09)  0.00    0.00    0.00    (0.14)  (0.02)  (0.01)  0.00    0.00    0.00
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                 (0.78)  (0.70)  (0.70)  (0.71)  (0.86)  (0.72)  (0.75)  (0.78)  (0.78)  (0.81)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $10.52  $10.37  $10.79  $9.61   $10.82  $10.51  $10.52  $9.91   $9.90   $9.54
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        9.41%   2.81%   20.15%  -4.64%  11.48%  7.04%   14.26%  8.52%   12.64%  4.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $4,203  $4,430  $4,527  $3,999  $4,741  $5,793  $2,439  $1,488  $778    $565
Ratio of expenses to
average net assets                  0.54%   0.55%   0.55%   0.60%   0.61%   0.75%   0.85%   0.87%   0.86%   0.45%
Ratio of net investment
income to average net assets        6.65%   6.71%   6.80%   7.06%   6.57%   6.69%   7.36%   8.00%   7.93%   8.14%

Portfolio turnover rate             21.95%  19.77%  6.69%   21.92%  35.99%  38.22%  25.47%  7.41%   2.25%   63.69%

(a) Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and
    T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibilty for the daily security investment decisions.
(b) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



                                                           YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
BALANCED FUND (a)                   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $13.68  $12.57  $9.97   $10.58  $10.36  $10.38  $9.55   $10.10  $9.35   $8.33
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income             0.45    0.41    0.35    0.32    0.29    0.33    0.39    0.44    0.48    0.43
  Net realized and unrealized
  gain (loss) on investments        2.32    1.37    2.75    (0.61)  0.22    (0.02)  1.39    (0.55)  1.24    1.01
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        2.77    1.78    3.10    (0.29)  0.51    0.31    1.78    (0.11)  1.72    1.44
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             (0.45)  (0.41)  (0.35)  (0.32)  (0.29)  (0.33)  (0.39)  (0.44)  (0.47)  (0.42)
  Net realized gain on
  investments                       (0.31)  (0.26)  (0.15)  0.00    0.00    0.00    (0.56)  0.00    (0.50)  0.00
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                 (0.76)  (0.67)  (0.50)  (0.32)  (0.29)  (0.33)  (0.95)  (0.44)  (0.97)  (0.42)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $15.69  $13.68  $12.57  $9.97   $10.58  $10.36  $10.38  $9.55   $10.10  $9.35
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        20.50%  14.48%  31.53%  -2.72%  4.97%   3.07%   18.32%  -1.08%  18.59%  17.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $99,421 $75,202 $59,299 $44,221 $46,690 $42,440 $22,677 $14,128 $3,948  $745
Ratio of expenses to
average net assets                  1.04%   1.06%   1.07%   1.10%   1.08%   1.13%   1.38%   1.35%   1.29%   0.53%
Ratio of net investment
income to average net assets        3.02%   3.17%   3.11%   3.18%   2.77%   3.24%   3.75%   4.56%   4.68%   4.62%

Portfolio turnover rate             10.13%  12.79%  22.72%  34.97%  101.29% 42.39%  50.94%  46.72%  83.79%  106.94%
Average commission rate
per share (b)                       $0.0266 $0.0278


                                              YEARS ENDED DECEMBER 31,
                                    -----------------------------------------
                                    1997     1996     1995     1994     1993
RETIREMENT INCOME FUND              -----    -----    -----    -----    -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $10.20   $10.51   $9.22    $10.54   $10.00
                                    ------   ------   ------   ------   ------
Income from investment
operations
  Net investment income             0.74     0.75     0.76     0.76     0.82
  Net realized and unrealized
  gain (loss) on investments        0.45     (0.31)   1.29     (1.32)   0.61
                                    ------   ------   ------   ------   ------
    Total from investment
    operations                      1.19     0.44     2.05     (0.56)   1.43
                                    ------   ------   ------   ------   ------
Less distributions
  Net investment income             (0.74)   (0.75)   (0.76)   (0.76)   (0.82)
  Net realized gain on
  investments                       0.00     0.00     0.00     0.00     (0.07)
                                    ------   ------   ------   ------   ------
  Total distributions               (0.74)   (0.75)   (0.76)   (0.76)   (0.89)
                                    ------   ------   ------   ------   ------
Net asset value, end
of year                             $10.65   $10.20   $10.51   $9.22    $10.54
                                    ======   ======   ======   ======   ======
TOTAL RETURN                        12.20%   4.54%    22.96%   -5.34%   13.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $200,511 $170,799 $139,299 $84,162  $47,343
Ratio of expenses to
average net assets                  0.82%    0.82%    0.84%    0.88%    0.88%
Ratio of net investment
income to average net assets        7.21%    7.45%    7.64%    7.89%    7.41%

Portfolio turnover rate             16.60%   8.34%    15.63%   12.27%   37.59%

(a) Effective December 29, 1993,  T. Rowe Price Associates,
    Inc. became the sub-investment adviser with the primary responsibility for the daily equity investment decisions for the Balanced Fund.
(b) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

GENERAL INFORMATION

     Advance Capital I, Inc. (the COMPANY) is a mutual fund consisting of four separate portfolios. Each FUND has a specific investment objective and may be used independently or in combination with the other FUNDS, to serve different investment needs. The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). The initial investment may be distributed among any of the FUNDS as long as a minimum $1,000 investment is maintained in each FUND selected. COMPANY shares are sold, exchanged and redeemed at net asset value. There are no sales commissions or deferred sales charges imposed by the COMPANY.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES - GROWTH FUNDS:

     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the EQUITY GROWTH FUND.

     The EQUITY GROWTH FUND's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock market. In addition, stocks of small companies generally are subject to more abrupt or erratic price movements than securities of larger companies or of the market averages in general. There is no assurance that the Fund will achieve its investment objective.

     The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets. Fixed income securities, including cash reserves, will represent the remaining assets.

     The Fund's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES - INCOME FUNDS:

     The BOND FUND seeks to provide investors with a high level of current interest income consistent with relative stability of principal and liquidity. In pursuit of this objective, the BOND FUND will invest in debt securities rated no lower than A3 by Moody's Investors Service, Inc. (Moody's) or A- by Standard & Poor's Corporation (S&P) and in U.S. Government obligations and other debt securities of the types listed under OTHER INVESTMENT POLICIES. The average weighted maturity of the portfolio securities will be between 3 and 10 years. There is no assurance that the Fund will achieve its investment objective.

     The RETIREMENT INCOME FUND seeks to provide investors with the highest level of current income without undue risk of principal. In pursuit of this objective, the RETIREMENT INCOME FUND will invest at least half of the portfolio in government and corporate fixed income securities rated no lower than Baa3 by Moody's or BBB- by S&P. The average weighted maturity of the portfolio securities in the RETIREMENT INCOME FUND will be between 5 and 22 years. The RETIREMENT INCOME FUND seeks to maximize income with respect to a portion of its assets which may be as much as 33 percent of the Fund. Such maximum return is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies. Such high yield, high risk or "junk bonds" generally involve greater price volatility as well as risk of principal and income than do bonds in the higher rating categories. High yield bonds are considered predominately speculative. See INVESTMENT RISKS OF LOWER RATED SECURITIES. There is no assurance that the Fund will achieve its investment objective.

     While the COMPANY will use its best efforts to achieve the investment objective of each FUND, their achievement cannot be assured. No investment objective of any FUND may be changed without a vote of a majority of the particular FUND's outstanding shares (as defined under MISCELLANEOUS). Except as noted below in INVESTMENT LIMITATIONS, none of the investment policies of any FUND may be changed without a vote of the holders of a majority of the outstanding shares of the FUND.

INVESTMENT POLICIES OF THE FUNDS:

     INVESTMENT POLICIES OF THE EQUITY GROWTH FUND: To achieve its objective, the Equity Growth Fund invests primarily in a diversified group of small growth companies (generally under $1.5 billion in market capitalization). These are companies in the development stage of their corporate life cycle, yet have demonstrated or are expected to achieve long-term earnings growth which reaches new highs per share during each major business cycle. Also, companies are sought which are early enough in their corporate life cycle not to have been widely recognized by the investment community. The Equity Growth Fund may also invest in companies which offer the possibility of accelerating earnings growth due to rejuvenated management, new products, or structural changes in the economy. Current income is not a factor in the selection of stocks. The Equity Growth Fund may invest in securities not listed on a national securities exchange, but such securities generally will have an established over-the-counter market.

     While companies in the Equity Growth Fund may offer greater opportunity for capital appreciation than larger, more established companies, investments in small and emerging growth companies involve greater risks. Such companies, for example, may have limited markets, product lines, management or financial resources. Further, stocks traded over-the-counter may trade less frequently and in smaller volume than exchange-listed stocks. These securities may also be more sensitive to market changes than larger, more established companies or the market averages in general. The Equity Growth Fund is suitable only for those investors who are willing and able to assume the risks inherent in its investment program.

     The Equity Growth Fund will have at least 65% of its total assets invested in equity securities, not including stock index futures and options. The Equity Growth Fund invests primarily in common stocks but also may invest in preferred stocks, convertible debt securities, stock index futures and may purchase or write options. The Equity Growth Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone. The Equity Growth Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such times and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE BALANCED FUND: To achieve its objective, the Balanced Fund invests in common stocks which will consist primarily of larger, established companies, but will also include small and medium-sized companies which are believed by the investment adviser to exhibit good prospects for growth. Bond and fixed income investments will include U.S. Government and agency securities, investment grade corporate securities (rated Baa3 or better by Moody's or BBB- or better by S&P at the time of purchase) and other debt securities of the types listed under OTHER INVESTMENT POLICIES. In the event that a security held by the Balanced Fund is downgraded, the Fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security. The average maturity of the Fund's fixed income investments will vary with economic conditions.

     The Balanced Fund will generally be invested approximately 60% in equity securities and 40% in debt securities. Equity securities will not represent less than 25% and fixed-income debt securities may represent as much as 75%, but not less than 25%, of the portfolio, with the percentage varying as market conditions change. As the anticipated return from dividends and internal growth of equity securities approaches the expected return available from high-quality fixed-income securities, the incremental return from the more speculative and less senior equity securities declines. As this occurs, the Balanced Fund would increase the portion of its assets invested in fixed-income securities and decrease the portion of the assets invested in equities. Conversely, as the incremental anticipated return from equities exceeds that for fixed-income securities, the Balanced Fund can be expected to increase the portion of its assets invested in equities and decrease that portion invested in fixed-income securities. In the event such movements in anticipated returns from equity and debt securities occur, they are expected to take place gradually over 3 to 5 year periods and may not reach extreme variations. Adjustments in the proportion of the Balanced Fund invested in fixed-income securities may cause an increase in portfolio turnover and an increase in expenses to the Balanced Fund.

     The Balanced Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone, and may also invest in stock index futures and may purchase or write options. The Balanced Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such time and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE BOND FUND: The Bond Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Bond Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Bond Fund will invest in corporate debt obligations and preferred stock rated no lower than A3 by Moody's or A- by S&P.
If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Bond Fund. At no time will bonds rated below
BBB- by S&P and Baa3 by Moody's be held in the Bond Fund. The Investment Adviser supplements the rating and the maturity information with internal credit analysis and security research. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations.

     When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Bond Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Bond Fund's average weighted maturity will be adjusted according to the interest rate outlook. During periods of anticipated rising interest rates and falling bond prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Bond Fund's net asset value. When rates are expected to fall and bond prices rise, a longer average maturity may be expected. An adjustment in the average maturity of the Bond Fund holdings, due to anticipated changes in interest rates, may cause an increase in portfolio turnover and may result in an increase in expenses to the Bond Fund.

     INVESTMENT POLICIES OF THE RETIREMENT INCOME FUND: The Retirement Income Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Retirement Income Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Retirement Income Fund will invest at least 50 percent of the portfolio in obligations of, or guaranteed by, the U.S. Government or its agencies or corporate debt securities or preferred stock rated no lower than Baa3 by Moody's or BBB- by S&P. The Fund may invest as much as 33 percent of the portfolio in lower rated, high-yielding securities, rated between Ba1 and B2 by Moody's or between BB+ and B by S&P, which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds". If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Retirement Income Fund. At no time will bonds rated below B- by S&P and B3 by Moody's be held in the Retirement Income Fund.
See "Investment Risks of Lower Rated Securities". The Investment Adviser supplements the rating and the maturity information for the Retirement Income Fund in a manner similar to that for the Bond Fund. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Retirement
Income Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Retirement Income Fund has a flexible investment policy which allows the Investment Adviser to adjust the maturity and the quality of the securities held in the portfolio. The average weighted maturity will be adjusted according to the interest rate outlook in a manner similar to the Bond Fund as described above. The mix of the quality of the securities held in the portfolio will similarly be adjusted by the Investment Adviser. The degree to which the Retirement Income Fund holds high yield, high risk securities will be based on the Adviser's forecast of the economy and its judgment concerning the comparative value of high yield, high risk securities and higher quality issues. Any adjustment in the maturity or the quality of the Retirement Income Fund holdings may cause an increase in portfolio turnover and may result in an increase in expenses to the Fund.

OTHER INVESTMENT POLICIES:

     GOVERNMENT OBLIGATIONS: Each FUND may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, and the Small Business Administration. Generally less than 50% of the Bond Fund, the Retirement Income Fund or the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund will have less than 5% of its assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when in the opinion of the Investment Adviser a temporary defensive investment posture is warranted.


     Each FUND may invest on a limited basis in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation securities. Each FUND will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20% of the assets of the Bond Fund or the bonds in the Balanced Fund will be invested in these types of securities. No more than 5% of the Equity Growth Fund will be invested in these types of securities.

     MONEY MARKET INSTRUMENTS: Each FUND, consistent with its primary investment objective, anticipates under normal conditions that no more than 20% of its assets will be invested in high-quality money market instruments. Under unusual market or economic conditions (e.g., if short-term interest rates exceed long term rates) and for temporary defensive purposes each FUND may invest up to 100% of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Savings and Loan Insurance Corporation. Investment in bank obligations is limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investment in time deposits is limited to no more than 5% of the value of a FUND's total assets at the time of purchase.

     Investments in commercial paper will be limited to issues within the highest rating, at the time of purchase, of S&P or Moody's or, if not rated, are determined by the Investment
Adviser to be of comparable quality.

     REPURCHASE AGREEMENTS: The U.S. Government obligations in which the FUNDS invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, brokers, dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the FUNDS and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The FUNDS or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the FUNDS which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the FUNDS could experience costs and delays in liquidating the underlying security which is held as collateral, and the FUNDS might incur a loss if the value of the collateral held declines during this period.

     VARIABLE AND FLOATING RATE INSTRUMENTS: Unrated variable or floating rate instruments will make up not more than 5% of any FUND's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to insure they can meet payment on demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter-term rates.

     NON-INTEREST-BEARING SECURITIES: The Bond Fund has not invested in non-income-producing securities in the past.
Further, there are no present plans to invest in non-income-producing securities in the Bond Fund or the Retirement Income Fund. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, the Retirement Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest-bearing securities be held in the Retirement Income Fund, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Therefore, the Retirement Income Fund may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

     STOCK INDEX FUTURES CONTRACTS AND OPTIONS:  The Equity
Growth Fund and the Balanced Fund (the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios will not use futures contracts for speculation. The Funds will limit the use of futures contracts so that: (1) no more than 5% of the Growth Portfolios' assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30% of the Equity Growth Fund's total assets or no more than 20% of the Balanced Fund's assets would be represented by such contracts. The Growth Portfolios may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25% of the Equity Growth Fund's net assets or 15% of the Balanced Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the investment adviser to predict future movements in securities prices, interest rates and other economic factors. Each Fund's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

      PORTFOLIO TRANSACTIONS: Although the FUNDS do not intend to invest for the purpose of seeking short-term profits, securities in the portfolios will be sold whenever the Investment Adviser or Sub-Adviser believes it is appropriate to do so in light of the respective FUND's investment objectives, without regard to the length of time a particular security may have been held. Although it is not possible to predict the annual portfolio turnover rate, it is not expected to exceed
125% for the Equity Growth Fund, the Retirement Income Fund or the equity portion of the Balanced Fund and not expected to exceed 75% for the Bond Fund or the bond portion of the Balanced Fund when measured over any extended number of years. Portfolio trading and turnover involve transaction costs which reduce investor returns. Higher portfolio turnover rates will further increase costs. In addition, higher portfolio turnover may increase distributions of taxable capital gains and ordinary income to shareholders.

     The Investment Adviser and Sub-Adviser use various brokerage firms to carry out portfolio transactions. The COMPANY has authorized the Investment Adviser and Sub-Adviser to place brokerage orders with some brokers who help to distribute shares of the FUNDS. The Investment Adviser or Sub-Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

     The COMPANY has authorized the Investment Adviser or Sub-Adviser to pay higher commissions to those firms that provide research services. The Investment Adviser and Sub-Adviser may use this research information in managing the FUNDS' assets, as well as assets of other clients.

INVESTMENT RISKS OF LOWER RATED SECURITIES:

     The Retirement Income Fund may invest as much as 33 percent of the Fund in lower rated, high-yielding securities (rated Ba or lower by Moody's or BB or lower by S&P) which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds".

These securities are considered to be speculative and involve greater risk of default or volatility in price changes due to the credit worthiness of the issuer than do securities assigned higher quality ratings.

     The fixed income market has experienced a dramatic increase in the large scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. The high yield, high risk bond market is relatively new and many of the outstanding high yield bonds have not endured a major business recession. A long term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market.
It may be that future default rates on high yield, high risk bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

     High yield, high risk bonds may also carry call risk, or the risk that bonds will be redeemed by the issuer during periods of declining interest rates. Replacing the called bonds with a lower yielding security will reduce the return for investors. Conversely, in periods of rising interest rates, the value of high yield bonds will decline, thereby reducing the value of the Funds assets.

     Credit quality in the high yield, high risk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons it is the Retirement Income Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

     The market for lower rated securities may be less active and thinner than that for higher quality securities. This may adversely affect the price at which these securities can be sold. The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic decline and also following periods of rising interest rates. During a period of economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to continue to service their payment obligations, meet projected goals or obtain additional financing may be seriously impaired. Under such conditions, it may become difficult to value these securities accurately. The Fund may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.

     Overall, investors should expect that the lower quality bonds in the Retirement Income Fund may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity and anticipated or actual adverse changes in economic activity.

     The Retirement Income Fund's policies regarding lower rated debt securities are not fundamental and may be changed at any time without shareholder approval.

INVESTMENT LIMITATIONS:

     The following investment limitations are matters of fundamental policy and may not be changed with respect to a FUND without the vote of the holders of a majority of the FUND's outstanding shares (as defined under MISCELLANEOUS).

The FUNDS will not:

 o    borrow money or pledge securities;

 o commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;

 o purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each FUND's total assets may be invested without regard to the 5% limitation;

 o invest more than 5% of each respective FUND's total assets in securities of issuers that have records of less than three years of continuous operations;

 o invest more than 25% of each respective FUND's total assets in any one industry;

 o acquire more than 10% of the voting securities of any one issuer.

     If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in such percentage resulting from a change in the value of a FUND's portfolio securities will not constitute a violation of such limitation.

DISTRIBUTION OF SHARES

     Advance Capital Services, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., is the principal distributor for shares of the COMPANY. It is a Michigan corporation organized on August 5, 1986 and a registered broker-dealer with the National Association of Securities Dealers, Inc. The distributor is responsible for soliciting orders for the sale of shares of the FUNDS and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation.

NET ASSET VALUE

     Each FUND's net asset value per share is determined by dividing the sum of the market or appraised value of all securities and all other assets less liabilities by the number of shares of the FUND outstanding. Each FUND's net asset value per share is calculated on days that the New York Stock Exchange is open.

INVESTING IN THE FUNDS

     Shares of the COMPANY are sold on days on which the New
York Stock Exchange is open. Shares may be purchased either by mail or wire. The COMPANY reserves the right to reject any purchase request.

     PURCHASES BY MAIL: Shares may be purchased initially by completing the Application for Purchase of Shares accompanying this prospectus. Mail the Application and a check payable to Advance Capital I, Inc. to:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan  48037

     Orders by mail are considered received the day the check is received by Advance Capital Group.

     Subsequent purchases by mail need only to include a check, the investor's account number, and the amount of money to be invested in each FUND.



     PURCHASES BY WIRE: A completed and signed Application must be on file with Advance Capital Group in order to purchase shares by Federal Reserve wire. For instructions to initiate a wire purchase, call Advance Capital Group on (248) 350-8543 or
(800) 345-4783. The order is considered received immediately. The shares will be priced at the Net Asset Value as next determined after the order is received. Payment by Federal Funds must be received before the close of business on the next business day following the order.

     MINIMUM INVESTMENT REQUIRED: The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). This investment may be distributed in any of the FUNDS as long as a $1,000 minimum investment is maintained in each FUND selected. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the COMPANY.

     WHAT SHARES COST: Shares of each FUND are purchased or sold at their net asset value, as next determined after an order is received by Advance Capital Group. There are no sales commissions or charges imposed by the COMPANY. Investors who purchase or sell shares through a non-affiliated broker or bank may be charged an additional service fee by that broker or bank.

     The net asset value of each FUND is determined at the close of business of the New York Stock Exchange (currently 4:00 PM
Eastern Time), Monday through Friday, on each day the New York
Stock Exchange is open for trading.

     CERTIFICATES AND CONFIRMATIONS: As transfer agent for the COMPANY, Advance Capital Group maintains a share account for each shareholder of each FUND. Share certificates are not issued.

     Detailed confirmations of each purchase, exchange or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends declared during that month to Bond Fund, Balanced Fund and Retirement Income Fund shareholders. Confirmations are sent to report dividends declared at year end to Equity Growth Fund shareholders.

     DIVIDENDS:  Bond Fund, Balanced Fund and Retirement Income
Fund dividends are declared daily, except on Saturdays, Sundays, and holidays and are paid monthly on the last business day of the month. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are proportionally larger to adjust for the FUND's income for the following Saturday and Sunday, or holiday.

     Equity Growth Fund dividends are declared annually and paid on the last business day of the year.

     Dividends for each FUND may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, dividends of all four FUNDS are automatically reinvested in additional shares of the respective FUND unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.

     CAPITAL GAINS: Capital gains, if any, of each FUND will be distributed annually and normally be paid on the last business day of the COMPANY's fiscal year. Capital gains may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, capital gains are paid in the form of additional shares unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.


TRANSFERRING SHARES

     EXCHANGING SHARES AMONG FUNDS: An exchange of a FUND's shares can be made for shares in any of the other three FUNDS of the COMPANY. For tax purposes an exchange is treated as a redemption and a purchase.

     Exchanges by telephone or in writing, are subject to the same authorizations and restrictions as redemptions (See REDEEMING SHARES and TELEPHONE REQUESTS). All requests must include; the shareholder's name and account number, the name of the FUND being redeemed and the FUND being purchased and the number of shares or dollar amount being exchanged. If share certificates have been issued, they must be properly endorsed and sent by registered or certified mail along with the written request. The Company reserves the right to modify or terminate these exchange procedures or required authorizations in the future. Shareholders will be given at least 60 days notice before any such changes or termination becomes effective.

REDEEMING SHARES

     The COMPANY redeems shares at their net asset value next determined after Advance Capital Group receives the redemption request. There are no deferred sales charges or redemption fees. Redemptions may be made on days on which the New York Stock Exchange is open for business. The redemption request must be received before 4:00 PM Eastern Time for same day processing. Redemption requests must be received in proper form and can be made by written request or by telephone request. Redemption requests for IRA accounts require a signed IRA Distribution Form.

     WRITTEN REQUESTS: Shares may be redeemed by sending a written request to:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan  48037

     The request must provide the shareholder's name and account number, the name of the FUND and the share or dollar amount of the redemption. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.

     SIGNATURES:  Signatures on redemption requests and share
certificates must be guaranteed by:

     o 	a trust company or commercial bank that is a member of
        the FDIC; or

     o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange.

     The COMPANY does not accept signatures guaranteed by a savings bank, savings and loan association or notary public.

     TELEPHONE REQUESTS: Share amounts less than $25,000 may be redeemed or exchanged by telephone if the Telephone Redemption or Exchange Option was completed on the initial Application for Purchase of

Shares. For amounts over $25,000, or if the Telephone Redemption or Exchange Option was not completed on the initial application, a written redemption or exchange request must be made with Advance Capital Group and must be signature guaranteed (See REDEEMING SHARES and SIGNATURES). Redemption requests for IRA accounts may not be made by telephone. Shares may be redeemed by calling (248) 350-8543 or (800) 345-4783 any business day between the hours 8:00 AM and 4:00 PM, Eastern Time.

     By establishing the telephone redemption service you authorize Advance Capital Group to: (1) act upon instruction of any person by telephone to redeem or exchange shares from any account for which such service has been authorized; and (2) honor any written instructions pertaining to a redemption for an amount $25,000 or less or for a change of address regardless of whether such request was accompanied by a signature guarantee. You also agree that neither the FUNDS nor Advance Capital Group, Inc. will be liable for following instructions communicated by telephone reasonably believed to be genuine and a loss to the shareholder may result due to an unauthorized transaction. The FUNDS and Advance Capital Group, Inc. will employ reasonable procedures which may include one or more of the following: verifying authorization and requiring some form of personal identification prior to acting upon instructions, and sending a statement each time a telephone exchange is made to confirm that instructions communicated by telephone are genuine. The Transfer Agent and the COMPANY reserve the right to change, modify, or terminate these services at any time.

     RECEIVING PAYMENT: Normally, a check for the proceeds of a redemption is mailed within one business day, but in no event more than seven days, after receipt of a proper redemption request.

     REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR: When shares are purchased by check, those shares are not available for redemption, except by letter, until the Custodian collects payment for those shares. It is the COMPANY's policy to allow up to 15 calendar days from the date those shares were purchased for such collection.

     ACCOUNTS WITH LOW BALANCES: Due to the high cost of maintaining accounts with low balances, the COMPANY may redeem shares in all FUNDS and pay the proceeds to the shareholder if the total of the account balances in the four FUNDS falls below a required minimum net asset value of $10,000 ($2,000 for IRA accounts) or redeem shares of the specific FUND if that one FUND falls below the $1,000 minimum. This requirement does not apply, however, if the aggregate account balance falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the FUNDS.

     Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum aggregate requirement.

     REDEMPTION IN KIND: Each FUND of the COMPANY is obligated to redeem shares solely in cash up to $250,000 or 1% of the FUND's net asset value, whichever is less, for any one shareholder within a 90 day period.

     Any redemption beyond this amount will also be cash unless the Board of Directors of the COMPANY determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the FUND will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the FUND's net asset value is determined. The portfolio instruments will be selected in a manner that the Board of Directors deems fair and reasonable.

     Redemption in kind is not as liquid as a cash redemption.
If redemption is made in kind, shareholders receiving their securities and selling them could receive less than the redemption value of their securities and could incur certain transaction costs.

DISTRIBUTION PLAN

     The COMPANY has adopted a Plan of Distribution under which each FUND is permitted to spend up to .25% of its average daily net assets for activities primarily intended to result in sales of shares of any of the FUNDS that comprise the COMPANY, which activities include but are not limited to, compensation of sales personnel; compensation to and expenses, including the cost of equipment, telephones, travel, seminars, stationary, and supplies, of employees of the Distributor who engage in or support distribution of the FUNDS' shares or who service shareholder accounts; development and implementation of direct mail promotions and advertising; and preparation, printing and distribution of company prospectuses and reports for recipients other than existing shareholders. The Plan does not permit non reimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years. The terms of the Plan are incorporated into the COMPANY's distribution agreement with the Distributor. The Board of Directors has suspended indefinitely the 12b-1 fees for the Bond Fund. Shareholders of the Bond Fund will be notified 30 days prior to any increase in the 12b-1 fees charged to this Fund.

     During the fiscal year ended December 31, 1997, the COMPANY paid or accrued distribution expenses of $118,253, $0, $220,704 and $460,525 for the Equity Growth, Bond, Balanced and Retirement Income Funds respectively, to the COMPANY's distributor, Advance Capital Services.


MANAGEMENT OF THE COMPANY

     BOARD OF DIRECTORS:  The COMPANY is managed by a Board of
Directors. The Directors are responsible for managing the COMPANY's business affairs and for exercising all the COMPANY's powers except those reserved for the shareholders.

     INVESTMENT ADVISER: Advance Capital Management, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., a financial services and holding company, serves as the Investment Adviser to the COMPANY. The principal business address of Advance Capital Management, Inc. is in Southfield, Michigan. Subject to the general supervision of the COMPANY's Directors and in accordance with each FUND's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the FUNDS of the COMPANY, is responsible for the purchase and sale of each FUND's portfolio securities and maintains the COMPANY's records relating to such purchases and sales.

     SUB-ADVISER: T. Rowe Price Associates, Inc. (TRPA) serves as the investment adviser for that portion of the portfolio assets of the Equity Growth Fund and Balanced Fund which are determined by the Investment Adviser to be invested in common stocks. TRPA is a Maryland Corporation with its principal business address in Baltimore, Maryland. Their primary business is the investment management of assets for no-load mutual funds and other large investment accounts. TRPA is one of the largest 100 percent no-load mutual fund managers in the nation.


     ADVISORY FEES: For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee, computed daily and paid monthly, at the annual rate of .7% of the average daily net assets of the Equity Growth Fund and the Balanced Fund, .4% of the average daily net assets of the Bond Fund and .5% of the average daily net assets of the Retirement Income Fund. The Sub-Advisory Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of .2% percent annually of the average daily net assets of the Equity Growth Fund and of that portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

     PORTFOLIO MANAGERS: John C. Shoemaker, President, Robert J. Cappelli, Vice President, and Christopher M. Kostiz of Advance Capital Management, Inc., have responsibility for the day-to-day management of the Bond Fund, Retirement Income Fund and the fixed-income portion of the Balanced Fund. Mr. Shoemaker has been the portfolio manager for all of the funds since inception (August, 1987 for the Equity Growth, Bond and Balanced Funds and October 6, 1992 for the Retirement Income Fund). Mr. Cappelli has been a portfolio manager for the Bond Fund and the Balanced
Fund since 1991 and for the Retirement Income Fund since inception. Prior to that, Mr. Cappelli had been actively involved in the investment research and strategy for all of the Advance Capital I Funds since inception. Mr. Kostiz has been a portfolio manager of the Bond Fund, the fixed-income portion of the Balanced Fund and the Retirement Income Fund since 1995, and has been involved in the administration, research and investment of these portfolios since 1993. Richard T. Whitney, Managing Director, T. Rowe Price Associates, Inc. has had responsibility for the day-to-day management of the common stock portions of the Equity Growth and Balanced Funds since December 29, 1993. Mr. Whitney has been at
T. Rowe Price Associates, Inc. since 1985 where he has been actively involved in the development and management of their systematic equity process. He is President of the T. Rowe Price Equity Index Fund and the T. Rowe Price Balanced Fund.

     ADMINISTRATIVE SERVICES: Advance Capital Group, the COMPANY's Transfer Agent, also provides the administrative personnel and services necessary to handle the clerical, accounting, and bookkeeping functions required to operate the COMPANY. In its capacity as Transfer Agent, Advance Capital Group arranges for the processing of share purchase and redemption orders, maintains shareholder account records, and serves as dividend disbursing agent. These combined administrative and transfer agent services are provided to the COMPANY at cost.

     TRANSFER AGENT: Advance Capital Group is the transfer agent and dividend disbursing agent for shares of the COMPANY.

EXPENSES OF THE COMPANY

     Except as noted below, the Investment Adviser bears all expenses in connection with the performance of its services.
The COMPANY bears the expenses incurred in its operations. Expenses of the COMPANY include: taxes; fees, including fees paid to its Directors, investment advisory fees, transfer agent and dividend disbursing fees, Securities and Exchange Commission fees, and state qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; charges of the Custodian; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and extraordinary expenses. The COMPANY also pays for brokerage fees and commissions in connection with portfolio securities transactions.

     Expenses of the COMPANY may also include distribution-related expenses which the COMPANY is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Such Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the COMPANY and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, up to .25% of each FUND's average daily net assets, for any fiscal year, may be expended for preparation, reproduction and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

 TAX INFORMATION

     FEDERAL INCOME TAX: The COMPANY will distribute to shareholders all capital gains and income earned. As such, the COMPANY will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

     Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

     The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation.

     STATE AND LOCAL TAXES: Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

DESCRIPTION OF CAPITAL STOCK

     The COMPANY was organized as a Maryland Corporation on March 6, 1987. The COMPANY is a series fund offering four classes of shares, each representing shares in one of four separate Funds. Class A common shares represent interests in the Equity Growth Fund, Class B common shares represent interests in the Bond Fund, Class C common shares represent interests in the Balanced Fund and Class E common shares represent interests in the Retirement Income Fund. Each share has a par value of $.001, which represents an equal proportionate interest in the FUND with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such FUND as are declared in the discretion of the COMPANY's Board of Directors. The COMPANY's Articles of Incorporation authorizes the Board of Directors to classify or reclassify any class of shares into one or more portfolios.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion. At such time shares of capital stock of the COMPANY shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The COMPANY holds an Annual Meeting of Shareholders.

     Certificates for shares will not be issued unless expressly requested in writing to the COMPANY's Transfer Agent, Advance Capital Group, Inc. and will not be issued for fractional shares or for IRA(s) held by a Custodian.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the COMPANY's investment operations and annual financial statements audited by independent accountants.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the COMPANY or a particular FUND means the affirmative vote of the lesser of (a) 50% of the outstanding shares of the COMPANY or such FUND, or (b) 67% or more of the shares of the COMPANY or such FUND present at a meeting if the holders of more than 50% of the outstanding shares of the COMPANY or such FUND are represented at the meeting in person or by proxy.

     Inquiries regarding the COMPANY or any of its FUNDS may be directed to the address or telephone number listed on the cover of this Prospectus.

ADVANCE CAPITAL I, INC.        ADVANCE CAPITAL I, INC.
                               AN INVESTMENT COMPANY WITH FOUR FUNDS

INVESTMENT ADVISER:

           Advance Capital Management, Inc.               Equity Growth Fund
           One Towne Square, Suite 444                    Bond Fund
           Southfield, Michigan 48076	                  Balanced Fund
                                                          Retirement Income Fund
SUB-ADVISER: (Equity Growth and Balanced Funds)

           T. Rowe Price Associates, Inc.
           100 East Pratt Street
           Baltimore, Maryland 21202

DISTRIBUTOR:

            Advance Capital Services, Inc.
            P.O. Box 3144
            Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan 48037

INDEPENDENT ACCOUNTANTS:

            Price Waterhouse LLP
            2050 North Woodward
            Suite 200
            Bloomfield Hills, Michigan 48304

OFFICERS:

            John C. Shoemaker, President
            Robert J. Cappelli, Vice President & Treasurer
            Charles J. Cobb, Vice President
            Kathy J. Harkleroad, Secretary

BOARD OF DIRECTORS:

            Joseph A. Ahern
            Richard W. Holtcamp
            Harry Kalajian
            John C. Shoemaker                PROSPECTUS
            Frank R. Zimmerman               APRIL 20, 1998

ADVANCE CAPITAL I, INC.
STATEMENT OF ADDITIONAL INFORMATION

April 20, 1998

     This statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus as updated to reflect filing of updated condensed financial information for Advance Capital I, Inc. (the COMPANY), dated April 20, 1998 (the Prospectus). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the COMPANY (the Shares) should be made without first reading the Prospectus. A copy of the Prospectus for the COMPANY may be obtained by writing Advance Capital I, Inc. at P.O. Box 3144, Southfield, Michigan 48037 or by calling (248) 350-8543 or (800) 345-4783.

TABLE OF CONTENTS
-----------------
                                                        	Page
GENERAL INFORMATION ABOUT THE COMPANY...........................  2

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS.........  2

          General...............................................  2
          Additional Information on Portfolio Instruments.......  2
          Additional Investment Limitations.....................  3

DISTRIBUTION PLAN...............................................  4

DESCRIPTION OF SHARES...........................................  5

OFFICERS AND DIRECTORS..........................................  6

INVESTMENT ADVISORY AND ADMINISTRATION AND TRANSFER
   AGENT AGREEMENTS.............................................  8

PORTFOLIO TRANSACTIONS..........................................  9

CUSTODIAN....................................................... 10

INDEPENDENT ACCOUNTANTS......................................... 10

COUNSEL......................................................... 10

PERFORMANCE INFORMATION......................................... 11

SECURITY VALUATION.............................................. 12

ADDITIONAL TAX INFORMATION...................................... 12

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............. 12

MISCELLANEOUS................................................... 13

DESCRIPTION OF BOND RATINGS..................................... 14

FINANCIAL STATEMENTS............................................ 14

General Information About the COMPANY:

     ADVANCE CAPITAL I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987. The COMPANY offers shares in four separate portfolios (the FUNDS). The four portfolios are:

          Equity Growth Fund
          Bond Fund
          Balanced Fund
          Retirement Income Fund

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS:

GENERAL

     As stated in the Prospectus, the COMPANY offers Shares representing interests in four different investment portfolios. The investment objective of the Equity Growth Fund is to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. The Balanced Fund's investment objective is to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets, and fixed income securities, including cash reserves, will represent the remaining assets. The investment objective of the Bond Fund is to seek a high level of current interest income consistent with the relative stability of principal and liquidity. To achieve this objective, the Bond Fund invests primarily in high-quality, intermediate-term bonds. The Retirement Income Fund seeks the highest level of current income without undue risk of principal. To achieve this objective, the Retirement Income Fund invests at least half of the portfolio in U.S. Government and investment grade fixed income securities and up to 33 percent of the portfolio in fixed income securities with ratings below investment grade. These high yield, high risk or "junk bonds" generally involve greater price volatility and greater risks to principal and income than do bonds in the higher rating categories. Such high yield bonds are considered predominately speculative.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

          VARIABLE AND FLOATING RATE INSTRUMENTS

    With respect to unrated variable and floating rate instruments, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of one year or less, a variable and floating rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the COMPANY can recover payment of principal as specified in the instrument.

          REPURCHASE AGREEMENTS

     Repurchase agreements are considered to be loans by the COMPANY under the Investment Company Act of 1940 (1940 Act). The repurchase agreements described in the COMPANY's Prospectus are fully collateralized which means that the value of the collateral security is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. Securities subject to repurchase agreements are held by the COMPANY's custodian or in the Federal Reserve/Treasury book entry system. The Board of Directors shall establish guidelines and standards of review for the Investment Adviser to follow for purposes of determining the credit worthiness of the broker or dealer issuing the repurchase agreement. The Board of Directors will monitor the Investment Adviser's actions in engaging in repurchase agreements for the COMPANY.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectus, the FUNDS are subject to the following investment limitations which may be changed with respect to a particular FUND only by a vote of a majority of the holders of such FUND (as defined under MISCELLANEOUS in the Prospectus).

     The FUNDS will not:

  1. Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities and (2) the Bond Fund, the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity.

  2.	Make loans, except that each FUND may purchase or hold debt
securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.	Purchase securities on margin, make short sales of
securities or maintain a short position.

  4.	Act as an underwriter of securities within the meaning of
the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

  5.	Purchase or sell real estate, except that each FUND may
purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

  6.	Purchase or sell commodities futures contracts or invest in
oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund or the Balanced Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

  7.	Issue any senior securities.

  8.	Invest in companies for the purpose of exercising
management or control.

  9.	Invest more than five percent of its total assets in
securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

 10.	Acquire any other investment company or investment company
security except in connection with a merger, consolidation, reorganization or acquisition of assets.

 11.	Permit the purchase or retention of the securities of any
issuer if the officers, directors or trustees of the COMPANY, its advisers or managers owning beneficially more than one-half of one percent of the securities of such issuer together own beneficially more than five percent of such securities.

DISTRIBUTION PLAN:

     As stated in the Prospectus, the COMPANY has adopted a Plan of Distribution (the Plan) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the Rule). Under the Plan, each FUND is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of the Shares of any of the FUNDS comprising the COMPANY, which activities are summarized in the Prospectus. The Board of Directors has suspended indefinitely the 12b-1 fees for the Bond Fund.

     Under the Distribution Agreement with Distributor discussed above, each FUND is authorized to reimburse Distributor for its distribution activities (which are the same as those authorized by the Plan) on behalf of each FUND on a monthly basis, provided that any payment by a fund to Distributor, together with any other payments made by such FUND pursuant to the Plan, shall not exceed .02083% of its average daily net assets for the prior month (.25% on an annualized basis).

     The plan was initially approved on July 17, 1987, by the Directors of the COMPANY, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the COMPANY and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each FUND. At the first Annual Meeting of Shareholders held on July 22, 1988 for the shareholders of the Equity Growth, Bond and Balanced Funds and July 23, 1993 for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the aggregate fees charged under the plan to
 .25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 1997, the COMPANY paid or accrued distribution expenses of $118,253, $0, $220,704, and $460,525 for the Equity Growth, Bond, Balanced and Retirement Income Funds, respectively, to the COMPANY's distributor, Advance Capital Services, Inc.

     The Plan requires that, at least quarterly, the Directors must review a written report prepared by the Treasurer of the COMPANY enumerating the amounts expended and purposes therefor under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the COMPANY be made by such disinterested Directors.

DESCRIPTION OF SHARES:

     The COMPANY's Articles of Incorporation authorize the Board of Directors to issue up to one billion shares of capital stock, and to classify or reclassify any unissued shares of the COMPANY into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. All of the COMPANY's authorized capital is currently classified into four classes of Shares, each representing interests in one of four separate investment portfolios - the Equity Growth Fund, the Bond Fund, the Balanced Fund and the Retirement Income Fund.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, the COMPANY's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the COMPANY or an individual FUND, shareholders of a FUND are entitled to receive the assets available for distribution belonging to the particular FUND, and a proportionate distribution, based upon the relative asset values of the respective FUNDS, of any general assets of the COMPANY not belonging to any particular FUND which are available for distribution.

     Shareholders are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interest of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the COMPANY's Shares may elect all of the directors, irrespective of the votes of other shareholders.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the COMPANY shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each FUND affected by the matter. A FUND is affected by a matter unless it is clear that the interests of each FUND in the matter are substantially identical or that the matter does not effect any interest of the FUND. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a FUND only if approved by a majority of the outstanding Shares of such FUND. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the COMPANY voting without regard to class.

     The COMPANY's Articles of Incorporation authorize the Board of Directors, with shareholder approval, to (a) sell and convey the assets of a FUND to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the FUND involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a FUND's assets into money and, in connection therewith, to cause all outstanding Shares of the FUND involved to be redeemed at their net asset value; or (c) combine the assets belonging to a FUND with the assets belonging to another FUND, if the Board of Directors reasonably determines that such combination will not have material adverse effect on shareholders of any FUND participating in such combination, and, in connection therewith, to cause all outstanding Shares of any FUND to be redeemed at their net asset value or converted Shares of another class of capital stock at net asset value. In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market price of the FUND's portfolio securities. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the FUND's shareholders at least 30 days prior thereto.

     Notwithstanding any provision of Maryland law requiring a greater vote of the COMPANY's common stock (or of the Shares of a FUND voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the COMPANY's Articles of Incorporation, the COMPANY may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the COMPANY voting without regard to class.

OFFICERS AND DIRECTORS:

     Officers and Directors of the COMPANY, their addresses, principal occupations during the last five years, and other affiliations are as follows:

	              Positions       Principal Occupations
Name and Address      & Offices       During Past 5 Years
-------------------------------------------------------------------------
*John C. Shoemaker    Director and    President & Director, Advance
One Towne Square      President       Capital I, Inc.; President,
Suite 444                             Advance Capital Management, Inc.
Southfield, MI 48076
-------------------------------------------------------------------------
Robert J. Cappelli    Vice President  President, Advance Capital
One Towne Square      and Treasurer   Services, Inc.; Vice President
Suite 444                             & Treasurer, Advance Capital I, Inc.
Southfield, MI 48076
-------------------------------------------------------------------------
Charles J. Cobb	      Vice President  Vice President, Advance Capital
One Towne Square                      I, Inc.; Regional Representative,
Suite 444                             Advance Capital Services, Inc.;
Southfield, MI 48076                  Controller, Advance Capital I, Inc.,
	                              Advance Capital Group, Inc.
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                      Positions	      Principal Occupations
Name and Address      & Offices       During Past 5 Years
-------------------------------------------------------------------------
Kathy J. Harkleroad   Secretary	      Secretary, Advance Capital I, Inc.;
One Towne Square		      Director of Client Services,
Suite 444                             Advance Capital Services, Inc.
Southfield, MI 48076
-------------------------------------------------------------------------
Joseph A. Ahern	      Director	      Attorney and Partner, Stark, Reagan &
3208 E. Breckenridge	              Finnerty, P.C.
Bloomfield Hills, MI 48301
-------------------------------------------------------------------------
Richard W. Holtcamp   Director	      Retired General Manager - Marketing,
27 Oyster Rake Lane                   Michigan Bell Telephone; Director of
Hilton Head Is., Sc 29926             Marketing and Consultant,
                                      Fishburne & Co., Inc.
-------------------------------------------------------------------------
Harry Kalajian	      Director	      Retired Executive Vice President -
2401 Eimen Road                       Finance & External Affairs, Michigan
Traverse City, MI 49686               Bell Telephone;Treasurer, WTVS
                                      Public Television, Channel 56
			              Detroit; Vice Chairman, Board of
                                      Trustees, Grace Hospital, Detroit
-------------------------------------------------------------------------
Frank R. Zimmerman    Director	      Retired President, Illinois Bell
4291 Maitland Road                    Telephone Company; Director, Executive
P.O. Box 87                           Service Corp of Chicago; Director,
Acme, MI 49610                        First Methodist Episcopal Aid Society
----------------------------------------------------------------------------


        *Interested person" of the COMPANY as defined in the Investment Company Act of 1940.

     Advance Capital Management, Inc., Investment Adviser, and Advance Capital Services, Inc., Distributor, are wholly owned subsidiaries of Advance Capital Group, Inc., Administrator and Transfer Agent. Directors who are not affiliated with any of the Advance Capital companies are paid an annual fee of $2,500 plus $250.00 for each meeting attended plus reimbursement of expenses incurred in attending such meetings. No officer or director received any other compensation directly from the COMPANY. Messrs. Shoemaker and Cappelli, who are shareholders of Advance Capital Group, Inc., may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. The Company was charged investment management fees totaling $1,886,987 for 1997. For the same period all administrative fees were waived.

INVESTMENT ADVISORY AND ADMINISTRATION AND TRANSFER AGENT
AGREEMENTS:

     Advance Capital Management, Inc. serves as Investment Adviser to the FUNDS. Under Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, T. Rowe Price Associates, Inc., has been hired as a Sub-Adviser to the Equity Growth and Balanced Funds. These agreements were approved at a Special Meeting of Shareholders on October 28, 1993. The Investment Adviser and Sub-Adviser have agreed to provide to the COMPANY the advisory services described in the Prospectus and in the Investment Advisory Agreement. The Investment Adviser has also agreed to pay certain expenses, including the fees associated with hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the COMPANY.

     Specifically, the Investment Adviser will pay in full for
(a) the salaries and employment benefits of all of its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

     The Investment Advisory Agreement provides that the Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the COMPANY in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

     Advance Capital Group, Inc. serves as the COMPANY's Administrator and Transfer Agent. Under the Administration and Transfer Agent Agreement, Advance Capital Group, Inc. as Administrator agrees to maintain office facilities for the COMPANY, furnish the COMPANY with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the COMPANY, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective FUNDS. The Administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the COMPANY's operations. Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions, issuing dividend and capital gains checks, authorizing payment by the Custodian, and maintaining dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information, daily confirmations of transactions in FUND Shares and issuing Share certificates upon request by shareholders. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

     If the expenses borne by any FUND in any fiscal year exceed expense limitations imposed by applicable state regulations, Advance Capital Management, Inc. will reimburse the COMPANY for a portion of any such excess to the extent required by such regulations up to the amount of fees payable to it or it may effect such reimbursement regardless of the fees payable to it. Such amount, if any, will be estimated, reconciled and paid on a monthly basis.

PORTFOLIO TRANSACTIONS:

     Subject to the general control of the COMPANY's Board of Directors, the Investment Adviser and Sub-Adviser, are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

     Although the FUNDS do not intend to invest for the purpose of seeking short-term profits, securities in the portfolios will be sold whenever the Investment Advisor believes it is appropriate to do so in light of the respective FUND's investment objectives, without regard to the length of time a particular security may have been held. Portfolio turnover may vary from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the COMPANY to receive certain favorable tax treatment. Although it is not possible to predict the annual portfolio turnover rates, it is not expected to exceed 125% for the Equity Growth Fund, the Retirement Income Fund and the equity portion of the Balanced Fund and not expected to exceed 75% for the Bond Fund and the bond portion of the Balanced Fund when measured over any extended number of years. Portfolio turnover will not be a limiting factor in making portfolio decisions.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the COMPANY, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     The Investment Advisory Agreement between the COMPANY and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser shall consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory
Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the COMPANY's
Board of Directors from time to time with respect to the extent and continuation of this policy, to cause any of the FUNDS to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment direction. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the COMPANY. Such information may be useful to the Investment
Adviser or Sub-Adviser in servicing both the COMPANY and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the COMPANY.

     The COMPANY has authorized the Investment Adviser to place brokerage orders with some brokers who distribute the COMPANY's Shares. The Investment Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

     Portfolio securities will not be purchased from or sold to the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

CUSTODIAN:

     Huntington National Bank is "Custodian" of the Company's assets. Under the custodian agreement, Custodian has agreed to
(i) maintain separate accounts in the name of the Company; (ii) make receipts and disbursements of money on behalf of the Company; (iii) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; (iv) respond to correspondence from securities brokers and other relating to its duties; (v) maintain certain financial accounts and records; (vi) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

INDEPENDENT ACCOUNTANTS:

     Price Waterhouse LLP, with offices at 2050 North Woodward, Suite 200, Bloomfield Hills, Michigan 48304 serve as independent accountants for the COMPANY. The financial highlights and financial statements of the COMPANY included in the Prospectus and the Statement of Additional Information, respectively, have been audited by Price Waterhouse LLP for the years ended December 31, 1995 through December 31, 1997 referred to in their report thereon.

COUNSEL:

     Berry Moorman, 600 Woodbridge Place, Detroit, Michigan 48226, are counsel to the COMPANY and will pass upon the legality of the Shares offered in the Prospectus.

PERFORMANCE INFORMATION:

     From time to time, each FUND may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1 year period or life of the FUND.

     Each FUND's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                             n
                         P(1+T) = ERV

Where:	 P  = 	a hypothetical initial purchase order of $1,000
from which the maximum sales load ( 0 ) is deducted

T  =       average annual total return

n  =        number of years

ERV= redeemable value of the hypothetical $1,000 purchase at the end of the period

      Aggregate total return is calculated in a similar manner, except that the results are not annualized.

     The performance for each of the FUNDS, as shown below, is the average annual return for the FUNDS for the periods listed;
Security prices fluctuate during the period covered and the past results should not be considered as representative of future performance.

                    AVERAGE ANNUAL RETURN
                    ---------------------

		  Past 1  Past 5  Past 10
		  Year	  Years	  Years
                  ------  ------  -------
Equity Growth *	  17.68%     N/A     N/A
Bond		   9.41%   7.52%   8.46%
Balanced **	  20.50%  13.13%  12.04%
Retirement Income 12.20%   9.08%     N/A



* Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily security investment decisions.

**   Effective December 29, 1993, T. Rowe Price Associates, Inc.
became the sub-investment adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund.

SECURITY VALUATION:

     The FUNDS' assets are valued as follows: (a) stocks which are traded on the New York Stock Exchange are valued at the last sale price on that Exchange on the valuation day or, if no sale occurs, at the mean between the closing bid and asked price; (b) other stocks are valued in the manner described in (a) if traded on any other exchange or on the National Association of Securities Dealers NASDAQ; (c) over-the-counter stocks quoted on the National Association of Securities Dealers NASDAQ system are valued at the bid price supplied through such system; (d) over-the-counter common and preferred stocks not quoted on the NASDAQ system are valued at the mean between the last bid and asked price, and (e) all other securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others. Money market instruments held by the FUNDS with a remaining maturity of sixty days or less will be valued at amortized cost.

ADDITIONAL TAX INFORMATION:

     The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation. As such, each FUND intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1954. The COMPANY intends to distribute to shareholders of each FUND all capital gains and income earned.

     Unless otherwise exempt, shareholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

     At the time of your purchase, the FUND's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the FUND. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:

CONTROLLING PERSONS

     As of March 10, 1998, no individual owned of record or beneficially 25% or more of any Class of stock or, in any other manner, represents a controlling interest in the COMPANY.

PRINCIPAL HOLDERS OF SECURITIES

     As of March 10, 1998 the following individuals were known to own of record or beneficially 5% or more of the outstanding shares of a particular class of Shares of the COMPANY:

CLASSES A,C, and E

      NOTHING TO REPORT

                 		             PERCENT
         NAME AND ADDRESS	     SHARES  OF CLASS
         ----------------            ------  --------
CLASS B

	 Dezena Mary Houghton	     22,258  5.63%
	 13558 Ward Street
	 Southgate, MI 48195

	 Orchard Furniture Company   20,291  5.13%
	 7395 Camelot
	 West Bloomfield, MI 48322

         William E. Ross	     21,717  5.49%
	 95 Spring Run Drive
	 RR#2 Box 3303-A
	 Grayling, MI 49738


PRINCIPAL HOLDERS OF SECURITIES (DIRECTORS AND OFFICERS)

     As of March 10, 1998, all directors and officers as a group (8 persons) owned 74,072 Class A shares (2.3%), 3,703 Class B shares (0.9%), 12,398 Class C shares (.2%), and 671 Class E shares (.0%).

MISCELLANEOUS:

     As used in the Prospectus, "assets belonging to a FUND" means the consideration received by the COMPANY upon the issuance of Shares in that particular FUND, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the COMPANY not belonging to a particular FUND. In determining a FUND's net asset value, assets and liabilities of the COMPANY are normally allocated in proportion to the relative asset values of the respective FUNDS. Subject to the provisions of the COMPANY's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular FUND, are conclusive.

DESCRIPTION OF BOND RATINGS:

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its bond ratings: AAA - judged to be the best quality. They carry the smallest degree of investment risk; AA - judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations";
BAA - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA
- judged to have speculative elements; their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; CAA - are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA - speculative in a high degree; often in default; C - lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poors Corporation ("S&P") description of its bond ratings: AAA - highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA - also qualify as high grade obligation. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A - regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC and CC are predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


FINANCIAL STATEMENTS:

The following is attached:

	(1)	Annual Report for year ended December 31, 1997.  The Annual
Report includes:  Investment Performance, Financial Highlights,
Portfolio of Investments, Statement of Assets and Liabilities,
Statement of Operations, Statement of Changes in Net Assets,
Notes to Financial Statements, the Independent Accountants'
Report, and Additional Information.

ANNUAL REPORT

December 31, 1997


ADVANCE Capital I, Inc.
An investment company with four funds

TABLE OF CONTENTS
-------------------------------------------------
                                              Page
A Letter to Our Shareholders ..................2
Investment Performance.........................4
Financial Highlights..........................11

PORTFOLIO OF INVESTMENTS

     Equity Growth Fund.......................15
     Bond Fund................................21
     Balanced Fund............................24
     Retirement Income Fund...................36

Statement of Assets and Liabilities...........44
Statement of Operations.......................45
Statement of Changes in Net Assets............46
Notes to Financial Statements.................48
Report of Independent Accountants.............52
Additional Information........................53

Dear Shareholders,

     There were many investment highlights in 1997, including the third consecutive year of double-digit stock returns and above average bond returns. Incredibly, for the three year period ended December 31, the S&P 500 Index has returned 132 percent, the Nasdaq Composite has returned 126 percent and long government bonds have returned about 49 percent. In the past
70 years these three asset classes have never realized such tremendous returns at the same time, illustrating just how unusual the period has been.

     As we began 1997, inflation was low, consumer confidence was high and corporate profits were strong. Investors viewed the prosperity as justification for continuing to propel stock values to new highs in January. Corporations, becoming increasingly nervous about the unrealistic earnings expectations of investors, began advising Wall Street of earnings short falls from consensus estimates. Investors heeded the warnings and began to push stocks lower toward the end of the first quarter and into the second quarter. By summer, however, actual earnings reports showed better than expected growth across most industries. This good news, combined with falling interest rates, signaled a buying frenzy and stocks quickly rebounded to prior levels.

     As domestic investment sentiment flip-flopped, the now infamous Asian crisis was beginning. The economic problems of the once prosperous region symbolize the effects of rapid growth without proper regulation. Most of the 1990's witnessed Asian economies and stock markets among the fastest growing in the world. The potential for huge rewards from this region attracted investors, headlines and most importantly, foreign capital. The inflow of capital into the region not only spurred business growth, a real estate boom and the development of much needed infrastructure, but eventually stifled the very prosperity it helped create. As money poured into foreign banks, regulation and control systems were not in place to prevent bankers from eventually lending frivolously to enormously leveraged and questionable ventures. Foreign investors, sensing increased investment risk and lower potential returns, began to exit. This increased the pressure on banks to produce hard currency. A credit crunch quickly followed and one by one the weakest Asian currencies began to tumble. Faced with a liquidity crisis and falling currency values, Asia's remaining defense to retain foreign capital was to raise interest rates. The higher rates burst the real estate bubble and sparked a tumble in world stock markets, including the largest one day point decline in the U.S. market on October 27th. The whole scenario clearly illustrates the interdependencies among world economies and, more than ever, shows the risks and the realities of our global economy.

     Within this investment environment, the Advance Capital I, Funds produced returns that were in-line with the averages for funds with similar objectives. The Equity Growth Fund increased
17.7 percent for the year while the Lipper Mid Cap Fund Index increased 17.6 percent. The Balanced Fund with its 60-40 mix of stocks and bonds, increased 20.5 percent compared to a 20.1 percent increase in the Lipper Balanced Fund Index. The Bond and Retirement Income Funds returned 9.4 and 12.2 percent respectively, compared to the Lipper Intermediate Bond Index return of 8.5 percent and the Lipper BBB Bond Index return of 9.9 percent.

     Looking ahead to 1998, it appears that the problems in Asia are far from over. Although the International Monetary Fund (IMF) has put together a "bailout" package for the region, it will take months, if not years, to strengthen the economic foundation necessary to return to prosperity and regain the confidence of foreign investors. We know that Asia's problems will eventually affect our own economic growth. What we don't know is when and by how much. The most immediate impact has started with those U.S. companies that rely on Asia for a major component of sales growth. As the region contracts and currency values remain weak, total U.S. sales to the area will decline markedly. This will lead to lower overall corporate earnings and slower growth in domestic GDP. It also means that Asian goods sold in the U.S. will become cheaper and force domestic companies to hold the line or even lower prices to remain competitive. Falling consumer prices and declining corporate profits can produce an unpleasant investment and economic environment. In our view, investment returns for 1998 will not match the prior year results.
We expect positive to average results for 1998 and negative returns are certainly possible. The issues ahead of us will test the resolve of the investment community and the power of the Federal Reserve Board to maintain adequate growth and low inflation in what has become an extremely uncertain global environment.

     At December 31, 1997, the four Advance Capital I, Inc. Funds held about $356 million in total assets, a 23 percent increase from the prior year. Our focus has been and will remain on the long term. Proper investment decisions and broad diversification in respective categories is the cornerstone to our investment philosophy. We fully expect this approach, combined with our careful attention to costs, will continue to serve our investors well, over time. We thank you for your continued confidence and look forward to providing you and others with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

                          Sincerely,

/s/ John C. Shoemaker                  /s/ Robert J. Cappelli
John C. Shoemaker                      Robert J. Cappelli

February 12, 1998

INVESTMENT PERFORMANCE

     Advance Capital I, Inc. is an open-end, diversified management investment company offering investment opportunities in four mutual fund portfolios.

     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has on investment returns.

          1997 FUND RESULTS
          Equity Growth       17.68%
          Bond                 9.41%
          Balanced            20.50%
          Retirement Income   12.20%

     Figures for the life of the Bond and Balanced Funds begin August 31, 1987. The Retirement Income Fund figures begin on January 1, 1993, the start date for the fund. The historical figures for the Equity Growth Fund begin January 1, 1994, immediately following a substantial change in the investment objectives and the addition of T. Rowe Price as a sub-investment advisor to the Fund.

THE EQUITY GROWTH FUND IN 1997

     The Advance Capital I Equity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small, rapidly growing companies.

         TOP FIVE INDUSTRIES
         Computer Software       10.6%
         Retail Store	          7.6%
         Medical Services         5.6%
         Financial Services       4.2%
         Industrial Services      4.1%

     The Equity Growth Fund returned 17.68 percent in 1997 while the NASDAQ Composite Index returned 21.64 percent and the S&P 500 Index (with dividends reinvested) returned 33.36 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the S&P 500 Index (with dividends reinvested), the NASDAQ Composite Index and the Consumer Price Index (CPI) since the beginning of 1994.

     The solid investment foundation that has driven the seven year bull market was tested several times during the past year. Late in the first quarter, fear of declining corporate earnings lead investors to reduce their long term outlook for stocks and returns turned negative. In the second and third quarters surprisingly solid earnings announcements and continued low inflation lifted stocks back to record levels. By the fourth quarter economic and financial troubles in Asia jolted investor confidence and world stock markets were sent into a tailspin.

     As the events in Asia unfolded, the ripple effect throughout world stock markets was immediate. In one day the U.S. stock market declined about five percent, Europe was down between 4 and 6 percent and Latin America was off about 14 percent. This rapid decline in world stocks was quickly followed by corporate warnings of the adverse effects Asia's troubles would have on earnings. Shortly therafter economists began raising the specter of possible world deflation and stagnant economic growth.

These events bring to the forefront the realities of our global economy and the added risk of investing heavily in one specific region of the world.

     During most of the 1990's, many domestic companies such as computer makers and suppliers, found success selling in the booming Asian market. High growth translated into above average earnings and skyrocketing stock prices. Some equity fund managers rode this trend and invested a large portion of their fund's assets in these high growth, high risk stocks. When Asian currency values and growth declined late in 1997, many once high-flying stocks paid the price. The same managers held portfolios that were under diversified and heavily invested in declining stocks. In contrast, the Equity Growth Fund's objective of diversifying between industries and issuers, remained intact throughout the period.
By maintaining a well diversified portfolio, the Fund's return did not rise or fall disproportionately as the events in Asia unfolded. Making big bets in one specific industry may payoff periodically, but historical lessons prove that the key to successful long term investing is maintaining a well diversified portfolio throughout the entire investment cycle.

     In the near term, we expect world stock markets to remain volatile as the events in Asia continue to unfold. Investors remain cautious of companies with a large Asian exposure, especially computer, semiconductor and networking companies. Investors whose holdings have limited Asian exposure and a consistent record of strong earnings, have been cushioned. The stock market will eventually digest the Asian problem and stocks will stabilize, assuming inflation remains low. The combination of weak corporate earnings and rising inflation would not bode well for stocks. This is a scenario we deem highly unlikely. It is apparent, however, that stock returns in 1998 will most likely not set records on the plus side. Volatility, especially in small cap stocks, should bring returns back toward the historical average for the year ahead.

THE EQUITY GROWTH FUND

[EDGAR REFERENCE - S & P 500, NASDAQ, EQUITY GROWTH AND CPI
INDEX LINE CHART FOR 1994-1997]

Average Annual Returns for Periods Ended December 31, 1997

				Past 1		Past 5		Life of
				Year		Years		Fund
                                ------          ------          -------
     Equity Growth Fund	        17.68%		N/A	        16.36%
     NASDAQ Composite Index     21.64%	        N/A	        19.21%
     S&P 500 Index		33.36%		N/A	        22.93%
     Consumer Price Index (CPI) 1.81%	        N/A	         2.63%

     Past performance should not be used to attempt to predict future performance.

THE BOND FUND IN 1997

     The Advance Capital I Bond Fund seeks to provide investors with stable income from high quality investment grade bonds and U.S. government bonds.

          As of 12/31/97
          Average Maturity	          9.5 Years
          Average Quality	                 A+
          Average Duration                6.0 Years
          Size		               $4.2 Million

     The Bond Fund returned 9.41 percent for 1997 compared to the Lipper Intermediate Bond Index return of 8.47 percent. The Bond Fund's return represents 6.65 percent from income distributed to shareholders and a 2.76 percent increase in share price. The accompanying graph shows the cumulative performance of the Bond Fund, the Balanced Fund, the Lipper Intermediate Bond Index, the Consumer Price Index (CPI) and the Lipper Balanced Index since August 1987, the Fund's inception.

     The bond market remained volatile throughout 1997 as inflation and world economic turmoil remained in question. The beginning of the year brought signs of robust economic growth and a continuation of moderate inflation. As the economic and inflation pictures brightened, the confidence among bond investors about corporate profits grew. By mid summer this sentiment helped push the yield on both government and corporate bonds to historically low levels. The fourth quarter brought foreign market turmoil and general discontent which left many bond investors feeling skittish about the stability of corporate profits and economic growth. As investors moved out of corporate bonds and back into government bonds, corporate yields increased while government bond yields continued to decline. By year end, the yield on the thirty year government bond was about 6 percent and the ten year was under 6 percent.

     At December 31, the Bond Fund was fully invested with an overall portfolio maturity of about 9.5 years. This maturity is within the allowed range of 5 to 10 years and significantly longer than the year earlier figure of 7.8 years. Strategically, as bonds were called or matured, they were replaced with bonds having maturities longer than the Fund's average. As interest rates continued to decline, this strategy proved beneficial to the Fund's return. Although average maturity changed, overall quality remained an A+ and diversification was maintained.

     Today, it appears 1998 will produce a moderately expanding economy with continued low inflation. Combined with stagnant to declining foreign growth and weak currency values, fixed income securities should return about their historical average for the year ahead. The Bond Fund's structure of maintaining a well diversified portfolio of high quality bonds is well positioned for this view in 1998.

THE BALANCED FUND IN 1997

     The Advance Capital I Balanced Fund seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

          As of 12/31/97
          Bonds		            39%
          Small Stocks		    19%
          Large Stocks	       	    42%
          Size		   $ 98 Million

     The Balanced Fund increased 20.50 percent in 1997 while the Lipper Balanced Index increased 20.05 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Bond Fund, the Lipper Intermediate Bond Index, the Lipper Balanced Index and the Consumer Price Index (CPI) since August 1987, the Fund's inception. Although the Fund began in August of 1987, the investment objectives and policies were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at the same time.

     The Balanced Fund consists of fixed income securities, small company growth stocks and large company value stocks. The mix between these three asset classes served the Fund well as each returned above their historical average for the year. The bonds in the Fund account for about 40 percent of the Fund's total and are structurally similar to those in the Bond Fund. The bonds average about ten years in maturity and A in quality. Throughout the year, economic uncertainty and erratic inflationary concerns produced significant volatility in fixed income prices. As foreign economic turmoil unfolded in the fourth quarter, many investors sought comfort in fixed income instruments, particularly government bonds. The increased buying pressure resulted in historically above average returns for the bonds in the Fund.

     Stocks in the Fund consist of both small-to-midsized company growth stocks as well as large company value stocks. Although each sector performed well, large company value stocks outperformed smaller company growth stocks for the third consecutive year. The stability of earnings and solid dividend policies of large company stocks was comforting to investors, particularly as interest rates declined and foreign market turmoil began. If world economies remain in question and inflation begins to rise, large company stocks should continue to outperform smaller company stocks in the year ahead.

     In contrast, smaller company stocks usually do not pay dividends or have consistent earnings. Investors' only reward comes from stock appreciation. This usually occurs when a company obtains a significant market niche or a technological advancement propels an entire industry.
In the 1990's, improvements in all forms of technology have been the cornerstone to much of the success in small cap stocks. The stock of companies that make or design software programs, computer components or microprocessors have risen dramatically through the decade. These technological breakthroughs have also led the way for rapid transformations within other industries. For example, most banks and manufacturing facilities have been able to reduce operating costs and improve worker productivity by utilizing new technology. As costs decreased and earnings grew, the investment community has responded by doubling or tripling the price of most of these companies in a short amount of time.

     Today, although the general health of the economy is strong, inflation concerns and foreign uncertainty may dampen investment returns in 1998. With this in mind, the Balanced Fund's investment policy of diversifying between asset classes and industries remains intact. Adhering to this strategy coupled with continued sound investment decision making will provide Fund returns consistent with its objectives.

THE BOND AND BALANCED FUNDS

[EDGAR REFERENCE - LIPPER BALANCED, BALANCED, LIPPER BOND, BOND
AND CPI INDEX LINE CHART FOR 1987-1997]

          Average Annual Returns for Periods Ended December 31, 1997

				Past 1		Past 5	      Life of
				Year		Years	      Fund
                                ------          ------        -------
     Bond Fund		          9.41%	         7.52%	       8.53%
     Balanced Fund	         20.50%	        13.13%	       9.85%
     Lipper Intermediate
       Bond Index                 8.47%		 6.56%	       8.85%
     Lipper Balanced Index       20.05%	        13.19%	      12.96%
     Consumer Price Index (CPI)   1.81%		 2.63%	       3.40%

     Past performance should not be used to attempt to predict future performance.

     The investment objectives and policies of the Balanced Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time.

THE RETIREMENT INCOME FUND IN 1997

     The Advance Capital I Retirement Income Fund seeks to provide investors with current income by investing at least 65% in investment grade corporate and U.S. Government bonds and as much as 33% in lower-rated higher-yielding instruments.

         As of 12/31/97
         Average Maturity        16.3 Years
         Average Quality	        BBB
         Average Duration         8.3 Years
         Size	               $201 Million

     The Retirement Income Fund returned 12.20 percent for the year. The return was comprised of 7.25 percent for the year.
The return was comprised of 7.25 percent from income distributed to shareholders and a 4.95 percent increase in share price. The accompanying graph shows the cumulative performance of the Retirement Income Fund, the Lipper BBB Index and the Consumer Price Index (CPI) since January 1993, the Fund's inception.

     Although the year proved turbulent for bond returns, the final outcome was sharply positive. The first quarter began with bold remarks by Fed Chairman Alan Greenspan followed by an increase in the Federal Funds rate. Fearing more increases by the Fed, investors began to sell bonds. This selling pressure pushed the yield on the thirty year government bond above seven percent by the end of the first quarter. The quick judgment about the direction of inflation and sentiment of the Federal Reserve Board didn't last long. By the third quarter solid economic statistics comforted investors and reinforced the fact that inflation remained under control. As Asia's troubles mounted and inflation remained in-check, fixed income securities continued to attract investors. By the end of December the thirty year government bond yield was slightly under 6 percent, sharply lower than the 7.2 percent peak in April. Because the Retirement Income Fund holds about 67 percent investment grade bonds with long maturities, this portion of the Fund realized above average returns as interest rates declined through the year.

     The remaining 33 percent of the Fund is invested in high yield securities. Like investment grade bonds, this portion of the Fund also performed well during the year. As interest rates declined and corporate profitability remained strong, many companies with "junk bond" status refinanced existing debt or issued new bonds to capitalize on the favorable interest rate environment. The investment community's appetite for the newly issued high yield debt seemed insatiable. By summer, stronger than expected earnings and continued low inflation increased demand further and the buying continued. Investors were eager to accept the higher credit risk associated with high yield bonds in exchange for higher nominal returns. The growing acceptance of high yield bonds as a valid investment instrument, combined with solid corporate earnings, should keep demand and returns positive for the year ahead.

     Today, the Fund holds a well diversified portfolio of about 127 investment grade and 83 high yield securities. The structure continues to emphasis high current income at a reasonable level of risk. Looking ahead to 1998, turmoil in Asia and low global inflation should keep interest rates stable and prove beneficial to most fixed income securities.

THE RETIREMENT INCOME FUND

[EDGAR REFERENCE - RETIREMENT INCOME, LIPPER BBB INDEX AND CPI
INDEX LINE CHART FOR 1993-1997]

		Average Annual Returns for Periods Ended December 31, 1997

				   Past 1	Past 5		Life of
			           Year		Years		  Fund
                                   ------       ------          -------
     Retirement Income Fund	   12.20%	9.08%	          9.08%
     Lipper BBB Index	            9.90%	8.02%		  8.02%
     Consumer Price Index (CPI)     1.81%	2.63%		  2.63%

	Past performance should not be used to attempt to predict future performance.

                                              ADVANCE CAPITAL I, INC.
                                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------

                                                                  EQUITY GROWTH
                                              -------------------------------------------------
                                                                  Years ended December 31
                                              -------------------------------------------------
                                                1997      1996      1995      1994      1993
                                              --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year . . . . .  $14.72    $12.53     $9.08     $9.46     $9.94
                                              --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income (loss) . . . . . . . .  (0.09)    (0.07)    (0.03)    (0.03)     0.12

  Net realized and unrealized gain (loss)
       on investments. . . . . . . . . . . . .   2.69      2.26      3.48     (0.35)     0.07
                                              --------- --------- --------- --------- ---------
  Total from investment operations . . . . . .   2.60      2.19      3.45     (0.38)     0.19
                                              --------- --------- --------- --------- ---------
Less distributions
  Net investment income. . . . . . . . . . . .   0.00      0.00      0.00      0.00     (0.12)

  Net realized gain on investments . . . . . .  (0.07)     0.00      0.00      0.00     (0.55)
                                              --------- --------- --------- --------- ---------
  Total distributions. . . . . . . . . . . . .  (0.07)     0.00      0.00      0.00     (0.67)
                                              --------- --------- --------- --------- ---------
Net asset value, end of year . . . . . . . . . $17.25    $14.72    $12.53     $9.08     $9.46
                                              ========= ========= ========= ========= =========

Total Return . . . . . . . . . . . . . . . . . 17.68%    17.48%    38.00%    -4.02%     2.13%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . . .$54,332   $38,767   $25,625   $12,634    $7,577
  Ratio of expenses to average net assets. . .  1.07%     1.09%     1.12%     1.21%     1.16%
  Ratio of net investment income (loss)
    to average net assets. . . . . . . . . . . -0.58%    -0.50%    -0.29%    -0.30%     1.27%
  Portfolio turnover rate. . . . . . . . . . . 20.53%    24.75%    13.86%    18.05%   135.55%
  Average commission rate per share* . . . . .$0.0259   $0.0261

*For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                         See Notes To Financial Statements

                                              ADVANCE CAPITAL I, INC.
                                              FINANCIAL HIGHLIGHTS - Continued
---------------------------------------------------------------------------

                                                                  BOND
                                              -------------------------------------------------
                                                                  Years ended December 31
                                              -------------------------------------------------
                                                1997      1996      1995      1994      1993
                                              --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year . . . . . $10.37    $10.79     $9.61    $10.82    $10.51
                                              --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income. . . . . . . . . . . .   0.69      0.70      0.70      0.71      0.72

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . .   0.24     (0.42)     1.18     (1.21)     0.45
                                              --------- --------- --------- --------- ---------
  Total from investment operations . . . . . .   0.93      0.28      1.88     (0.50)     1.17
                                              --------- --------- --------- --------- ---------
Less distributions
  Net investment income. . . . . . . . . . . . (0.69)    (0.70)    (0.70)    (0.71)    (0.72)

  Net realized gain on investments . . . . . . (0.09)     0.00      0.00      0.00     (0.14)
                                              --------- --------- --------- --------- ---------
  Total distributions. . . . . . . . . . . . . (0.78)    (0.70)    (0.70)    (0.71)    (0.86)
                                              --------- --------- --------- --------- ---------
Net asset value, end of year . . . . . . . . . $10.52    $10.37    $10.79     $9.61    $10.82
                                              ========= ========= ========= ========= =========

Total Return . . . . . . . . . . . . . . . . .  9.41%     2.81%    20.15%    -4.64%    11.48%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . . . $4,203    $4,430    $4,527    $3,999    $4,741
  Ratio of expenses to average net assets. . .  0.54%     0.55%     0.55%     0.60%     0.61%
  Ratio of net investment income to average
    net assets . . . . . . . . . . . . . . . .  6.65%     6.71%     6.80%     7.06%     6.57%
  Portfolio turnover rate. . . . . . . . . . . 21.95%    19.77%     6.69%    21.92%    35.99%

                                         See Notes To Financial Statements

                                              ADVANCE CAPITAL I, INC.
                                              FINANCIAL HIGHLIGHTS - Continued
--------------------------------------------------------------------------

                                                                  BALANCED
                                              -------------------------------------------------
                                                                  Years ended December 31
                                              -------------------------------------------------
                                                1997      1996      1995      1994      1993
                                              --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year . . . . . $13.68    $12.57     $9.97    $10.58    $10.36
                                              --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income. . . . . . . . . . . .   0.45      0.41      0.35      0.32      0.29

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . .   2.32      1.37      2.75     (0.61)     0.22
                                              --------- --------- --------- --------- ---------
  Total from investment operations . . . . . .   2.77      1.78      3.10     (0.29)     0.51
                                              --------- --------- --------- --------- ---------
Less distributions
  Net investment income. . . . . . . . . . . . (0.45)    (0.41)    (0.35)    (0.32)    (0.29)

  Net realized gain on investments . . . . . . (0.31)    (0.26)    (0.15)     0.00      0.00
                                              --------- --------- --------- --------- ---------
  Total distributions. . . . . . . . . . . . . (0.76)    (0.67)    (0.50)    (0.32)    (0.29)

                                              --------- --------- --------- --------- ---------
Net asset value, end of year . . . . . . . . . $15.69    $13.68    $12.57     $9.97    $10.58
                                              ========= ========= ========= ========= =========

Total Return . . . . . . . . . . . . . . . . . 20.50%    14.48%    31.53%    -2.72%     4.97%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . . .$99,421   $75,202   $59,299   $44,221   $46,690
  Ratio of expenses to average net assets. . .  1.04%     1.06%     1.07%     1.10%     1.08%
  Ratio of net investment income to average
    net assets . . . . . . . . . . . . . . . .  3.02%     3.17%     3.11%     3.18%     2.77%
  Portfolio turnover rate. . . . . . . . . . . 10.13%    12.79%    22.72%    34.97%   101.29%
  Average commission rate per share* . . . . .$0.0266   $0.0278

*For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                                         See Notes To Financial Statements

                                              ADVANCE CAPITAL I, INC.
                                              FINANCIAL HIGHLIGHTS - Continued
--------------------------------------------------------------------------

                                                                  RETIREMENT INCOME
                                              -------------------------------------------------
                                                                  Years ended December 31
                                              -------------------------------------------------
                                                1997      1996      1995      1994      1993
                                              --------- --------- --------- --------- ---------
Selected Per-Share Data
  Net asset value, beginning of year . . . . .  $10.20    $10.51     $9.22    $10.54    $10.00
                                              --------- --------- --------- --------- ---------
Income from investment operations
  Net investment income. . . . . . . . . . . .    0.74      0.75      0.76      0.76      0.82

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . .    0.45     (0.31)     1.29     (1.32)     0.61
                                              --------- --------- --------- --------- ---------
  Total from investment operations . . . . . .    1.19      0.44      2.05     (0.56)     1.43
                                              --------- --------- --------- --------- ---------
Less distributions
  Net investment income. . . . . . . . . . . .  (0.74)    (0.75)    (0.76)    (0.76)    (0.82)

  Net realized gain on investments . . . . . .    0.00      0.00      0.00      0.00     (0.07)
                                              --------- --------- --------- --------- ---------
  Total distributions. . . . . . . . . . . . .  (0.74)    (0.75)    (0.76)    (0.76)    (0.89)
                                              --------- --------- --------- --------- ---------
Net asset value, end of year . . . . . . . . .  $10.65    $10.20    $10.51     $9.22    $10.54
                                              ========= ========= ========= ========= =========

Total Return . . . . . . . . . . . . . . . . .  12.20%     4.54%    22.96%    -5.34%    13.92%


Ratios and Supplemental Data
  Net assets, end of year (in thousands) . . .$200,511  $170,799  $139,299   $84,162   $47,343
  Ratio of expenses to average net assets. . .   0.82%     0.82%     0.84%     0.88%     0.88%
  Ratio of net investment income to average
    net assets . . . . . . . . . . . . . . . .   7.21%     7.45%     7.64%     7.89%     7.41%
  Portfolio turnover rate. . . . . . . . . . .  16.60%     8.34%    15.63%    12.27%    37.59%

                                         See Notes To Financial Statements

           ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
ADVERTISING - 1.5%
  Catalina Marketing Corporation*                      2,600  $ 120,738
  Interpublic Group of Companies, Inc.                 3,200    159,400
  Omnicom Group, Inc.                                  5,000    211,875
  Outdoor Systems, Inc.*                               8,100    313,875

AEROSPACE / DEFENSE - 0.5%
  BE Aerospace, Inc.*                                  6,000    160,500
  Gulfstream Aerospace Corporation*                    4,500    131,625

AIR TRANSPORT - 1.2%
  Air Express International Corp.                      7,650    233,325
  ASA Holdings, Inc.                                   5,500    156,406
  Comair Holdings, Inc.                                9,750    235,219

APPAREL - 1.2%
  Gucci Group                                          2,600    108,875
  Jones Apparel Group, Inc.*                           3,000    129,000
  Nautica Enterprises, Inc.*                           6,000    139,500
  Quiksilver, Inc.*                                    4,000    114,500
  Warnaco Group, Inc.                                  4,500    142,313

AUTO PARTS - 0.3%
  SPX Corporation                                      2,700    186,300

BANK - 3.8%
  Bank of New York Company, Inc.                       4,600    266,225
  City National Corporation                            7,000    258,125
  First American Corporation                           7,400    368,150
  Mercantile Bancorporation, Inc.                      3,124    191,931
  Northern Trust Corporation                           4,600    320,850
  State Street Corporation                             4,600    267,663
  TCF Financial Corporation                            5,500    187,000
  U.S. Bancorp                                         2,000    223,875

BEVERAGE - 0.3%
  Robert Mondavi Corporation*                          3,000    146,250

BIOTECHNOLOGY - 1.3%
  Human Genome Sciences, Inc.*                         3,200    127,200
  Incyte Pharmaceuticals, Inc.*                        4,000    180,000
  Pioneer Hi-Bred International, Inc.                  2,000    214,500
  Protein Design Labs, Inc.*                           4,000    160,000

BROADCASTING / CABLE TV - 3.4%
  A.H. Belo Corporation                                4,000    224,000
  Chancellor Media Corporation*                        3,000    223,875
  Clear Channel Communications*                        6,000    476,625
  Cox Communications, Inc.*                            6,000    240,750
  Emmis Broadcasting Corporation*                      4,000    182,500
  Jacor Communications, Inc.*                          5,000    265,625
  Westwood One, Inc.*                                  6,000    222,750

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*                   3,000    114,938

CHEMICAL - 2.5%
  Airgas, Inc.*                                        9,100    127,400
  Ecolab, Inc.                                         4,000    221,500
  Lilly Industries, Inc.                               7,000    144,375
  Raychem Corporation                                  5,000    215,313
  Sherwin-Williams Company                             5,500    152,625
  Sigma-Aldrich Corporation                            7,000    276,500
  Valspar Corporation                                  7,000    224,000

COMPUTER & PERIPHERALS - 3.5%
  3COM Corporation, Inc.*                              2,700     94,163
  Adaptec, Inc.*                                       4,000    148,500
  Cisco Systems, Inc.*                                 4,500    250,875
  Comverse Technology, Inc.*                           3,000    117,000
  EMC Corporation*                                     8,600    235,963
  Gateway 2000, Inc.*                                  3,500    114,188
  Microchip Technology, Inc.*                          4,425    132,750
  SCI Systems, Inc.*                                   6,000    261,375
  Stratus Computer, Inc.*                              2,000     75,500

                       See Notes To Financial Statements

           ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------  -------- ----------
COMPUTER & PERIPHERALS - 3.5% (Continued)
  Sun Microsystems, Inc.*                              8,500  $ 338,938
  Xilinx, Inc.*                                        4,300    150,769

COMPUTER SOFTWARE & SERVICES - 10.6%
  Adobe Systems, Inc.                                  4,000    165,000
  Affiliated Computer Services, Inc.*                  7,000    183,750
  America Online, Inc.*                                2,500    222,969
  Baan Company, N.V.*                                  4,600    151,800
  BMC Software, Inc.*                                  5,600    367,500
  Cadence Design Systems, Inc.*                       11,000    270,875
  Cambridge Technology Partners, Inc.*                 6,000    249,750
  CBT Group PLC*                                       2,500    205,313
  Citrix Systems, Inc.*                                3,500    266,000
  Cognizant Corporation                                4,500    201,094
  Compuware Corporation*                              10,000    320,000
  DST Systems, Inc.*                                   3,500    149,406
  Electronics for Imaging, Inc.*                       4,000     66,500
  First Data Corporation                               3,612    105,651
  HBO & Company                                        8,000    383,500
  Intuit, Inc.*                                        4,200    173,250
  Network Associates, Inc.*                            5,983    316,351
  Oracle Corporation*                                  7,500    166,875
  Parametric Technology Company*                       3,500    165,813
  Peoplesoft, Inc.*                                    8,000    312,000
  Remedy Corporation*                                  3,000     63,000
  Security Dynamics Tech., Inc.*                       5,000    178,750
  Shared Medical Systems Corporation                   3,500    230,563
  Sterling Commerce, Inc.*                             6,500    250,250
  SunGard Data Systems, Inc.*                          4,500    139,500
  Symantec Corporation*                                7,800    171,113
  Synopsys, Inc.*                                      3,400    121,550
  Visio Corporation*                                   5,600    214,900

DIVERSIFIED - 1.8%
  Danaher Corporation                                  4,000    253,500
  Equity Corporation International*                    5,000    114,688
  Service Corp. International                          5,200    192,075
  Thermo Electron Corporation*                         4,000    178,000
  Tyco International, Ltd.                             5,294    238,561

DRUG - 2.4%
  Agouron Pharmaceuticals, Inc.*                       2,400     70,500
  Amgen, Inc.*                                         3,300    178,613
  BioChem Pharma, Inc.*                                5,000    104,375
  Biogen, Inc.*                                        3,400    123,675
  Dura Pharmaceuticals, Inc.*                          3,500    160,563
  Elan Corporation PLC*                                3,200    164,000
  Gilead Sciences, Inc.*                               4,000    153,000
  Guilford Pharmaceuticals, Inc.*                      4,500     92,250
  Isis Pharmaceuticals, Inc.*                          5,500     67,719
  Watson Pharmaceuticals, Inc.*                        5,600    183,750

ELECTRIC & GAS UTILITIES - 0.6%
  AES Corporation*                                     6,800    317,900

ELECTRICAL EQUIPMENT - 0.2%
  Littlefuse, Inc.*                                    5,000    124,375

ELECTRONICS - 2.2%
  Altera Corporation*                                  5,400    178,875
  Harman International Industries                      3,100    131,556
  Lam Research Corporation*                            2,300     66,988
  Molex, Inc.                                          7,421    213,354
  Symbol Technologies, Inc.                            6,650    253,947
  Teradyne, Inc.*                                      3,100     99,200
  Thermedics, Inc.*                                    7,000    115,500
  Waters Corporation*                                  4,000    151,000

ENVIRONMENTAL - 1.1%
  Superior Services, Inc.*                             7,000    202,125
  USA Waste Services, Inc.*                            7,312    286,996
  U.S. Filter Corporation*                             3,500    105,000

FINANCIAL SERVICES - 4.2%
  Aames Financial Corporation                          4,500     58,219
  Cendant Corporation*                                15,612    536,676
  Finova Group, Inc.                                   5,000    248,438
  Franklin Resources, Inc.                             4,650    405,131
  Green Tree Financial Corporation                     5,000    130,938
  ING Groep N.V.                                           1         28

                       See Notes To Financial Statements

           ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                          DECEMBER 31, 1997
------------------------------------------------------------------------

                                                               Market
Common Stock                                          Shares   Value
---------------------------------------------------  --------  ---------
FINANCIAL SERVICES - 4.2% (Continued)
  Mutual Risk Management, Ltd.                        10,132  $ 303,327
  Paychex, Inc.                                        4,500    227,813
  SunAmerica, Inc.                                     4,900    209,475
  United Asset Management Corp.                        6,200    151,900

FOOD PROCESSING - 0.9%
  Goodmark Foods, Inc.                                 5,000     92,500
  International Multifoods Corporation                 6,000    169,500
  Tootsie Roll Industries, Inc.                        3,666    232,333

FOREIGN TELECOMMUNICATIONS - 1.2%
  Ericsson Telephone                                   4,000    149,250
  Reuters Holdings PLC                                 2,500    165,625
  Vodafone Group PLC                                   4,500    326,813

GROCERY - 1.2%
  Quality Food Centers, Inc.*                          2,800    187,600
  Richfood Holdings, Inc.                              6,500    183,625
  Safeway, Inc.*                                       4,400    277,750

HOMEBUILDING - 0.5%
  Lennar Corporation                                   4,600     99,188
  Rouse Company                                        4,900    160,781

HOTEL / GAMING - 0.7%
  Extended Stay America, Inc.*                         6,500     81,250
  Host Marriott Corporation*                           7,500    147,656
  Mirage Resorts, Inc.*                                6,000    135,750

HOUSEHOLD PRODUCTS - 1.1%
  First Brands Corporation                             5,000    135,313
  Lancaster Colony Corporation                         4,000    225,500
  Sunbeam Corporation, Inc.                            5,000    211,563

INDUSTRIAL SERVICES - 4.1%
  AccuStaff, Inc.*                                     6,000    138,750
  Apollo Group, Inc.*                                  4,500    212,625
  Equifax, Inc.                                        6,200    219,713
  Interim Services*                                    6,000    153,375
  Manpower, Inc.                                       3,900    136,988
  Primark Corporation*                                 5,500    224,125
  Quintiles Transnational Corporation*                 5,000    191,250
  Registry, Inc.*                                      3,520    162,800
  Robert Half International, Inc.*                     6,750    267,891
  Romac International, Inc.*                          10,000    245,000
  Sylvan Learning Systems, Inc.*                       3,000    117,000
  Vincam Group, Inc.*                                  6,750    179,719

INSURANCE - 3.8%
  Ace, Ltd.                                            2,800    270,200
  Ambac Financial Group, Inc.                          5,200    239,525
  Compdent Corporation*                                4,500     91,266
  Mercury General Corporation                          4,400    244,200
  MGIC Investment Corporation                          4,000    267,250
  Progressive Corporation of Ohio                      2,800    335,475
  Protective Life Corporation                          3,400    203,150
  UICI*                                                4,500    156,938
  Vesta Insurance Group, Inc.                          4,250    252,875

MACHINERY - 1.8%
  AGCO Corporation                                     5,000    146,250
  Alamo Group, Inc.                                    5,000    108,438
  Cognex Corporation*                                  5,000    136,250
  Donaldson Company, Inc.                              3,800    171,238
  IDEX Corporation                                     5,500    191,813
  Parker-Hannifin Corporation                          4,500    207,563

MANUFACTURED HOUSING - 0.4%
  Oakwood Homes Corporation                            7,000    232,313

MEDICAL SERVICES - 5.6%
  ABR Information Services, Inc.*                      5,800    138,475
  Genesis Health Ventures, Inc.*                       4,500    120,938
  Health Care & Retirement Corp.*                      5,550    223,734
  Health Management Associates*                       11,137    281,209
  HEALTHSOUTH Corporation*                             6,500    180,375
  IDX Systems Corporation*                             4,600    170,200
  Lincare Holdings, Inc.*                              3,300    188,100

                       See Notes To Financial Statements

           ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
MEDICAL SERVICES - 5.6% (Continued)
  MedPartners/Mullikin, Inc.*                          6,651  $ 147,153
  Omnicare, Inc.                                       4,500    137,813
  Orthodontic Centers of America, Inc.*                6,000     99,750
  PacifiCare Health Systems, Inc.*                     1,500     78,563
  PhyCor, Inc.*                                        6,000    162,000
  Quorum Health Group, Inc.*                           7,500    195,938
  Renal Treatment Centers, Inc.*                       5,500    198,688
  Tenet Healthcare Corporation*                        6,075    200,855
  Total Renal Care Holdings, Inc.*                     2,000     55,000
  United HealthCare Corporation                        3,900    194,269
  Universal Health Services, Inc.*                     5,300    266,988

MEDICAL SUPPLIES - 4.0%
  Arterial Vascular Engineering, Inc.*                 3,500    227,500
  Boston Scientific Corporation*                       3,000    137,625
  Cardinal Health, Inc.                                4,125    310,406
  Guidant Corporation                                  6,000    373,500
  Henry Schein, Inc.*                                  4,500    157,500
  Life Technologies, Inc.                              5,250    177,188
  Medtronic, Inc.                                      4,000    209,500
  Physio-Control International Corp.*                  5,500     85,594
  Sola International, Inc.*                            4,000    131,000
  Sybron International Corp.*                          5,000    234,688
  VISX, Inc.*                                          5,000    110,625

METAL FABRICATING - 0.3%
  Kennametal, Inc.                                     3,500    181,781

NATURAL GAS - 0.3%
  Sonat, Inc.                                          3,000    137,250

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                             2,500    185,000

OFFICE EQUIPMENT & SUPPLIES - 1.0%
  Diebold, Inc.                                        4,500    227,813
  Ikon Office Solutions, Inc.                          5,500    154,000
  Wallace Computer Services, Inc.                      4,500    174,375

OILFIELD SERVICES - 2.8%
  BJ Services Company*                                 2,500    179,844
  Camco International, Inc.                            3,500    222,906
  Cooper Cameron Corporation*                          2,400    146,400
  Noble Drilling Corporation*                          6,700    204,769
  Pride International, Inc.*                           8,000    199,500
  Smith International, Inc.*                           4,300    263,913
  Tidewater, Inc.                                      2,500    137,813
  Weatherford Enterra, Inc.*                           3,300    144,375

PACKAGING & CONTAINER - 0.4%
  Sealed Air Corporation*                              3,400    210,800

PETROLEUM - 2.1%
  Apache Corporation                                   4,500    157,781
  Barrett Resources Corporation*                       4,000    120,000
  Devon Energy Corporation                             4,500    174,094
  Noble Affiliates, Inc.                               4,400    155,375
  Nuevo Energy Company*                                3,000    122,250
  Tosco Corporation                                    7,500    284,063
  United Meridian Corporation*                         4,200    118,125

PRECISION INSTRUMENT - 1.3%
  Coherent, Inc.*                                      3,000    105,375
  Dionex Corporation*                                  3,000    150,750
  KLA-Tencor Corporation*                              2,600    100,750
  Roper Industries, Inc.                               6,000    173,250
  Teleflex, Inc.                                       5,000    188,750

PRINTING - 0.4%
  Valassis Communications, Inc.*                       5,500    203,500

PUBLISHING - 0.6%
  Harcourt General, Inc.                               3,000    164,438
  Meredith Corporation                                 5,000    178,438

RAILROAD - 0.3%
  Kansas City Southern Ind., Inc.                      6,000    189,750

                       See Notes To Financial Statements

           ADVANCE CAPTIAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
REAL ESTATE INVESTMENT MANAGEMENT - 0.8%
  LaSalle Partners, Inc.*                              4,000  $ 142,500
  LNR Property Corporation                             4,600    109,250
  Security Capital Group Incorporated*                 5,000    162,500

REAL ESTATE INVESTMENT TRUST - 0.6%
  National Health Investors, Inc.                      3,700    155,169
  Security Capital Pacific Trust                       6,500    158,031

RECREATION - 1.3%
  Callaway Golf Company                                3,400     97,113
  Carmike Cinemas, Inc.*                               6,000    172,500
  Carnival Corporation                                 4,500    249,188
  Harley-Davidson, Inc.                                6,000    164,625

RESTAURANT - 0.5%
  Outback Steakhouse, Inc.*                            4,750    136,563
  Sbarro, Inc.                                         5,500    145,406

RETAIL STORE - 7.6%
  AutoZone, Inc.*                                      5,300    153,369
  Bed Bath & Beyond, Inc.*                             7,000    268,625
  Borders Group, Inc.*                                 8,000    250,500
  CDW Computer Centers, Inc.*                          2,500    130,313
  Circuit City Stores, Inc.                            4,300    153,456
  CompUSA, Inc.*                                       6,600    206,663
  Consolidated Stores Corporation*                     4,300    189,200
  CVS Corporation                                      3,000    192,375
  Dollar General Corporation                          11,900    431,375
  Gymboree Corporation*                                4,000    109,500
  Lands' End, Inc.*                                    6,200    217,775
  Men's Wearhouse, Inc.*                               5,250    182,438
  MSC Industrial Direct Co., Inc.*                     4,000    169,500
  OfficeMax, Inc.*                                     9,000    127,688
  Petco Animal Supplies, Inc.*                         5,500    132,000
  Starbucks Corporation*                               4,000    153,500
  The Sports Authority, Inc.*                          7,000    103,250
  Tiffany & Company                                    4,000    144,000
  TJX Companies, Inc.                                  6,000    206,250
  U.S. Office Products Company*                        6,000    116,250
  Viking Office Products, Inc.*                        6,400    139,600
  Williams-Sonoma, Inc.*                               5,000    209,375
  Zale Corporation*                                    7,000    161,000

SECURITIES BROKERAGE - 1.6%
  Charles Schwab Corporation                           9,000    377,438
  Investment Technology Group*                         7,800    218,400
  Raymond James Financial, Inc.                        6,750    269,578

SEMICONDUCTOR - 2.3%
  Analog Devices, Inc.*                                5,500    151,594
  ASM Lithography Holding N.V.*                        1,500    101,250
  Atmel Corporation*                                   4,400     81,950
  Lattice Semiconductor Corporation*                   2,500    118,438
  Linear Technology Corporation                        5,400    310,500
  Maxim Integrated Products, Inc.*                    12,000    414,000
  SDL, Inc.*                                           5,000     72,500

SHOE - 0.3%
  Wolverine World Wide, Inc.                           6,750    153,141

TELECOMMUNICATIONS EQUIPMENT - 1.9%
  ADC Telecommunications, Inc.*                        4,000    167,000
  Andrew Corporation*                                  5,906    141,744
  Ascend Communications, Inc.*                         4,850    119,431
  Aspect Telecommunications Corp.*                     6,000    125,250
  Coherent Commun. Systems Corp.*                      5,000    141,250
  Tellabs, Inc.*                                       6,400    337,200

TELECOMMUNICATIONS SERVICE - 2.7%
  360 Communications Company*                          6,500    131,219
  Centennial Cellular Corporation*                     4,500     92,250
  CommNet Cellular, Inc.*                              5,500    195,594
  DSP Communications, Inc.*                            6,000     72,000
  Intermedia Communications, Inc.*                     3,500    212,188
  Powertel, Inc.*                                      8,100    135,675
  Saville Systems PLC*                                 8,000    332,000

                       See Notes To Financial Statements

           ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
TELECOMMUNICATIONS SERVICE - 2.7% (Continued)
  United States Cellular Corporation*                 3,500 $   107,625
  WorldCom, Inc.*                                     6,500     196,625

TEXTILE - 0.3%
  Unifi, Inc.                                         4,500     183,094

THRIFT - 0.4%
  JSB Financial, Inc.                                 4,500     227,531

TOILETRIES / COSMETICS - 0.3%
  Alberto-Culver Company                              4,500     144,281

TOYS - 0.4%
  Mattel, Inc.                                        5,625     210,938

TRUCKING & TRANSPORT LEASING - 0.2%
  Werner Enterprise, Inc.                             6,000     123,000
                                                            -----------
TOTAL COMMON STOCK - 99.1%
  (Cost $34,686,446)                                        $53,838,950
                                                            ===========

 * Securities are non-income producing

                       See Notes To Financial Statements

                                       ADVANCE CAPITAL I, INC. - BOND FUND
                                            PORTFOLIO OF INVESTMENTS
                                                DECEMBER 31, 1997
--------------------------------------------------------------------------

                                         S & P
                                         Credit                                Principal     Market
Fixed Income Securities                  Rating     Coupon       Maturity      Amount        Value
-----------------------------------     ---------   -------    ------------    -----------   -----------
BANK - 12.7%
   Banc One Corporation                   A+         8.740         09/15/03    $  100,000    $  111,002
   Citicorp                               A          7.250         10/15/11       100,000       106,485
   Harris Bankcorp, Inc.                  A+         9.375         06/01/01        75,000        82,073
   Morgan, J.P. & Company                 AA         8.500         08/15/03       100,000       110,542
   Security Pacific Corporation           A          9.750         05/15/99        40,000        41,853
   Swiss Bank Corp.-NY                    AA         7.375         07/15/15        75,000        80,141

CHEMICAL - 2.7%
   duPont, E.I. de Nemours & Co.          AA-        6.000         12/01/01       115,000       114,081

COMPUTER & PERIPHERALS - 1.9%
   International Business Machines Corp.  A          7.250         11/01/02        75,000        78,349

ELECTRIC & GAS UTILITIES - 10.8%
   Duke Energy Corporation                AA-        6.375         03/01/08        75,000        74,531
   Florida Power Corporation              AA-        6.875         02/01/08        70,000        72,859
   Northern States Power Co. Minn.        AA         7.375         03/01/02        40,000        40,431
   Ontario Hydro                          AA-        7.450         03/31/13       150,000       165,364
   Public Service Co. of Oklahoma         AA-        7.250         01/01/99        50,000        50,169
   Public Service Electric & Gas          A-         7.000         09/01/24        50,000        49,216

ENVIRONMENTAL - 1.1%
   Waste Management, Inc.                 A-         7.650         03/15/11        45,000        46,506

FINANCIAL SERVICES - 5.0%
   BHP Finance USA Ltd.                   A          7.875         12/01/02       100,000       105,973
   General Electric Capital Corporation   AAA        7.750         03/15/02       100,000       106,233

FOOD PROCESSING - 2.5%
   Archer Daniels Midland Company         AA-        7.125         03/01/13       100,000       105,366

FOREIGN GOVERNMENT - 6.5%
   Province of Ontario                    AA-        7.625         06/22/04       100,000       107,612
   Province of Quebec                     A+         8.800         04/15/03       150,000       166,053

GOVERNMENTAL AGENCY - 1.2%
   Tennessee Valley Authority             AAA        6.125         07/15/03        50,000        50,062

                                  See Notes To Financial Statements

                                       ADVANCE CAPTIAL I, INC. - BOND FUND
                                            PORTFOLIO OF INVESTMENTS
                                                DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                       CREDIT                                PRINCIPAL     MARKET
FIXED INCOME SECURITIES                RATING     COUPON       MATURITY      AMOUNT        VALUE
-------------------------------------  ---------  ------       --------      ---------     -------
INSURANCE - 7.7%
   Aetna Services, Inc.                 A          7.125         08/15/06    $  100,000    $  103,325
   Allstate Corporation                 A+         7.500         06/15/13       100,000       108,245
   CIGNA Corporation                    A          8.250         01/01/07       100,000       111,275

MACHINERY - 5.6%
   Caterpillar, Inc.                    A+         9.000         04/15/06       100,000       116,661
   Deere & Company                      A+         8.950         06/15/19       100,000       118,062

MEDICAL SERVICES - 2.4%
   Columbia/HCA Healthcare Corporation  BBB        7.250         05/20/08       100,000        99,620

MEDICAL SUPPLIES - 5.5%
   Johnson & Johnson                    AAA        8.720         11/01/24       200,000       229,917

METALS & MINING - 2.9%
   Alcan Aluminum Ltd.                  A-         5.875         04/01/00       125,000       123,974

NEWSPAPER - 1.5%
   Knight-Ridder, Inc.                  A          9.875         04/15/09        50,000        64,255

OFFICE EQUIPMENT & SUPPLIES - 0.8%
   Xerox Corporation                    A          9.750         03/15/00        30,000        32,193

PETROLEUM - 3.5%
   Kerr-McGee Corporation               A-         7.000         11/01/11       150,000       147,780

RAILROAD - 2.6%
   Missouri Pacific Railroad Co.        A          9.400         12/15/00       100,000       108,861

RETAIL STORE - 1.9%
   Wal-Mart Stores, Inc.                AA         8.625         04/01/01        75,000        80,241

SECURITIES BROKERAGE - 7.3%
   Lehman Brothers Holdings, Inc.       A          8.875         03/01/02       150,000       163,489
   Merrill Lynch & Company, Inc.        AA-        7.375         05/15/06       135,000       143,043

                                  See Notes To Financial Statements

                                       ADVANCE CAPTIAL I, INC. - BOND FUND
                                            PORTFOLIO OF INVESTMENTS
                                                DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                       CREDIT                                PRINCIPAL     MARKET
FIXED INCOME SECURITIES                RATING     COUPON       MATURITY      AMOUNT        VALUE
-------------------------------------  ------     ------       --------      ---------     ------
TELECOMMUNICATIONS SERVICE - 7.2%
   AT&T Corporation                     AA-        7.750         03/01/07    $   90,000    $   98,535
   GTE Southwest, Inc.                  AA-        5.820         12/01/99       100,000        99,527
   Pacific Bell Telephone Co.           AA-        7.000         07/15/04       100,000       103,958

TOBACCO - 2.3%
   Philip Morris Companies, Inc.        A          6.375         02/01/06       100,000        97,956

U.S. GOVERNMENT - 2.5%
   U.S. Treasury                                   6.625         05/15/07       100,000       105,844
                                                                                           -----------
TOTAL FIXED-INCOME SECURITIES - 98.1%
   (Cost $3,906,202)                                                                       $4,121,662
                                                                                           ===========

                                  See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
ADVERTISING - 0.2%
  Catalina Marketing Corporation*                      1,100  $   51,081
  Outdoor Systems, Inc.*                               3,000     116,250

AEROSPACE / DEFENSE - 0.8%
  BE Aerospace, Inc.*                                  2,000      53,500
  Boeing Company                                       5,740     280,901
  General Motors Corp. - Class H                       1,500      55,406
  Gulfstream Aerospace Corporation*                    1,700      49,725
  Lockheed Martin Corporation                          2,000     197,000
  Raytheon Company - Class A                             997      49,334
  Raytheon Company - Class B                           1,700      85,850

AIR TRANSPORT - 0.3%
  Air Express International Corp.                      2,400      73,200
  ASA Holdings, Inc.                                   1,800      51,188
  Comair Holdings, Inc.                                2,362      56,983
  Pittston Brink's Group                               3,000     120,750

APPAREL - 0.3%
  Gucci Group                                          1,100      46,063
  Nautica Enterprises, Inc.*                           1,800      41,850
  Quiksilver, Inc.*                                    1,500      42,938
  VF Corporation                                       3,600     165,600
  Warnaco Group, Inc.                                  1,500      47,438

AUTO PARTS - 0.3%
  Borg-Warner Automotive, Inc.                         2,000     104,000
  Dana Corporation                                     2,600     123,175
  Genuine Parts Company                                3,000     101,625

AUTO & TRUCK - 0.3%
  Ford Motor Company                                   3,500     170,406
  General Motors Corporation                           2,400     145,350

BANK - 5.6%
  Banc One Corporation                                 3,264     177,276
  Bank of Boston Corporation                           2,540     238,601
  Bank of New York Company, Inc.                       2,800     162,050
  BankAmerica Corporation                              2,000     146,000
  Barnett Banks, Inc.                                 10,400     748,800
  Chase Manhattan Corporation                          4,840     529,980
  City National Corporation                            1,600      59,000
  First American Corporation                           4,400     218,900
  First Chicago NBD Corporation                        3,500     292,250
  First Tennessee National Corp.                       5,800     387,150
  First Union Corporation                             11,600     594,500
  J.P. Morgan & Company                                2,000     225,875
  KeyCorp                                              2,500     177,031
  Mellon Bank Corporation                              5,400     327,375
  Mercantile Bancorporation, Inc.                      3,075     188,920
  National City Corporation                            2,000     131,500
  Northern Trust Corporation                           1,200      83,700
  Norwest Corporation                                  1,800      69,413
  PNC Bank Corporation                                 4,000     228,250
  State Street Corporation                             2,400     139,650
  U.S. Bancorp                                         1,300     145,519
  Wells Fargo & Company                                  933     316,695

BEVERAGE - 0.6%
  Anheuser-Busch Companies, Inc.                       7,400     325,600
  Coca-Cola Company                                    1,000      66,625
  PepsiCo, Inc.                                        3,000     109,313
  Robert Mondavi Corporation*                          1,000      48,750

BIOTECHNOLOGY - 0.2%
  Human Genome Sciences, Inc.*                         1,200      47,700
  Incyte Pharmaceuticals, Inc.*                        1,400      63,000
  Protein Design Labs, Inc.*                           1,100      44,000

BROADCASTING / CABLE TV - 0.7%
  A.H. Belo Corporation                                1,400      78,400
  Chancellor Media Corporation*                        1,200      89,550
  Clear Channel Communications*                        2,200     174,763
  Cox Communications, Inc.*                            1,500      60,188

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
BROADCASTING / CABLE TV - 0.7% (Continued)
  Emmis Broadcasting Corporation*                      1,500  $   68,438
  Jacor Communications, Inc.*                          1,500      79,688
  U.S. West Media Group*                               4,000     115,500
  Westwood One, Inc.*                                  1,700      63,113

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*                   1,100      42,144
  Armstrong World Industries, Inc.                     1,500     112,125

CHEMICAL - 1.9%
  A. Schulman, Inc.                                    2,000      50,250
  Airgas, Inc.*                                        4,000      56,000
  B.F. Goodrich Company                                2,000      83,125
  duPont, E.I. de Nemours & Co.                        7,000     421,313
  Lilly Industries, Inc.                               2,500      51,563
  Minnesota Mining & Manufacturing                     2,000     164,250
  Monsanto Company                                     8,000     336,000
  Raychem Corporation                                  2,000      86,125
  Rohm & Haas Company                                  1,000      95,000
  Sherwin-Williams Company                             4,000     111,000
  Sigma-Aldrich Corporation                            2,600     102,700
  Union Carbide Corporation                            2,100      90,169
  Valspar Corporation                                  2,600      83,200
  WD-40 Company                                        5,600     162,400
  Witco Corporation                                    2,700     110,363

COMPUTER & PERIPHERALS - 1.0%
  3COM Corporation, Inc.*                              1,550      54,056
  Adaptec, Inc.*                                       1,400      51,975
  Cisco Systems, Inc.*                                 1,950     108,713
  Comverse Technology, Inc.*                             800      31,200
  EMC Corporation*                                     4,000     109,750
  Gateway 2000, Inc.*                                  1,200      39,150
  Hewlett-Packard Company                              4,100     256,250
  Microchip Technology, Inc.*                          1,500      45,000
  SCI Systems, Inc.*                                   2,000      87,125
  Stratus Computer, Inc.*                              1,100      41,525
  Sun Microsystems, Inc.*                              2,200      87,725
  Xilinx, Inc.*                                        2,100      73,631

COMPUTER SOFTWARE & SERVICES - 2.3%
  Adobe Systems, Inc.                                  1,200      49,500
  Affiliated Computer Services, Inc.*                  2,000      52,500
  America Online, Inc.*                                1,000      89,188
  Automatic Data Processing, Inc.                      4,000     245,500
  Baan Company, N.V.*                                  1,000      33,000
  BMC Software, Inc.*                                  2,000     131,250
  Cadence Design Systems, Inc.*                        2,700      66,488
  Cambridge Technology Partners, Inc.*                 2,000      83,250
  CBT Group PLC*                                       1,000      82,125
  Citrix Systems, Inc.*                                1,200      91,200
  Cognizant Corporation                                1,600      71,500
  Compuware Corporation*                               4,000     128,000
  DST Systems, Inc.*                                   1,500      64,031
  Electronics for Imaging, Inc.*                       1,400      23,275
  First Data Corporation                               1,488      43,524
  HBO & Company                                        4,000     191,750
  Intuit, Inc.*                                        1,700      70,125
  Network Associates, Inc.*                            1,200      63,450
  Oracle Corporation*                                  3,787      84,261
  Parametric Technology Company*                       1,000      47,375
  Peoplesoft, Inc.*                                    3,200     124,800
  Remedy Corporation*                                  1,200      25,200
  Security Dynamics Tech., Inc.*                       1,400      50,050
  Shared Medical Systems Corporation                     900      59,288
  Sterling Commerce, Inc.*                             2,300      88,550
  Symantec Corporation*                                2,400      52,650
  Synopsys, Inc.*                                      2,000      71,500
  Visio Corporation*                                   2,600      99,775

DIVERSIFIED - 1.2%
  AlliedSignal, Inc.                                  10,200     396,525
  Danaher Corporation                                  1,000      63,375
  Service Corp. International                          2,700      99,731

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
DIVERSIFIED - 1.2% (Continued)
  Textron, Inc.                                        3,000  $  188,063
  Thermo Electron Corporation*                         1,350      60,075
  Tomkins PLC                                          4,900      93,713
  TRW, Inc.                                            2,000     106,875
  United Technologies Corporation                      2,200     160,188

DRUG - 3.7%
  American Home Products Corp.                         3,400     260,313
  Amgen, Inc.*                                         1,100      59,538
  BioChem Pharma, Inc.*                                2,200      45,925
  Biogen, Inc.*                                        2,000      72,750
  Bristol-Myers Squibb Company                        12,400   1,168,700
  Dura Pharmaceuticals, Inc.*                          1,300      59,638
  Elan Corporation PLC*                                1,000      51,250
  Gilead Sciences, Inc.*                               1,000      38,250
  Guilford Pharmaceuticals, Inc.*                      1,500      30,750
  Merck & Company, Inc.                                6,000     633,750
  Pfizer, Inc.                                         6,000     447,375
  Schering-Plough Corporation                          4,000     248,750
  Warner-Lambert Company                               3,800     471,200
  Watson Pharmaceuticals, Inc.*                        1,600      52,500

DRUGSTORE - 0.1%
  Rite Aid Corporation                                 2,000     117,375

ELECTRIC & GAS UTILITIES - 2.8%
  AES Corporation*                                     1,700      79,475
  Baltimore Gas & Electric Company                     5,700     193,800
  CMS Energy Corporation                               2,300     101,200
  Consolidated Edison Co. of N.Y.                      1,900      77,900
  Duke Energy Corporation                              8,935     494,217
  Edison International                                 6,500     177,125
  Entergy Corporation                                  4,000     119,750
  FirstEnergy Corp.                                    4,500     130,219
  Florida Progress Corporation                         5,500     215,875
  GPU, Inc.                                            3,600     151,650
  Hawaiian Electric Industries, Inc.                   2,300      94,013
  New Century Energies, Inc.                           4,700     225,306
  Northern States Power Company                        2,500     144,531
  PacifiCorp                                           8,400     228,900
  TECO Energy, Inc.                                    7,700     216,563
  Texas Utilities Company                              3,500     145,250

ELECTRICAL EQUIPMENT - 1.6%
  Corning, Inc.                                        2,500      92,813
  Emerson Electric Company                             5,000     282,188
  General Electric Company                            14,000   1,027,250
  Hubbell, Inc.                                        3,200     158,600
  Littlefuse, Inc.*                                    2,000      49,750

ELECTRONICS - 0.4%
  Altera Corporation*                                  2,000      66,250
  Harman International Industries                      1,050      44,559
  Lam Research Corporation*                            1,300      37,863
  Molex, Inc.                                          2,928      84,180
  Symbol Technologies, Inc.                            3,000     114,563
  Thermedics, Inc.*                                    2,000      33,000

ENVIRONMENTAL - 0.5%
  Browning-Ferris Industries, Inc.                     4,500     166,500
  Superior Services, Inc.*                             3,100      89,513
  U.S. Filter Corporation*                             1,200      36,000
  USA Waste Services, Inc.*                            1,700      66,725
  Waste Management, Inc.                               5,500     151,250

FINANCIAL SERVICES - 2.0%
  American Express Company                             5,000     446,250
  Cendant Corporation*                                 5,605     192,660
  Countrywide Credit Industries, Inc.                  4,000     171,250
  Finova Group, Inc.                                   2,000      99,375
  Franklin Resources, Inc.                             1,500     130,688
  Green Tree Financial Corporation                     2,000      52,375
  Household International, Inc.                        1,000     127,563
  ING Groep N.V.                                           1          32

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
FINANCIAL SERVICES - 2.0% (Continued)
  Mutual Risk Management, Ltd.                         6,666  $  199,563
  Paychex, Inc.                                        2,250     113,906
  SLM Holding Corporation                                800     111,600
  Travelers Group, Inc.                                5,400     290,588
  United Asset Management Corp.                        2,000      49,000

FOOD PROCESSING - 1.1%
  Goodmark Foods, Inc.                                 5,200      96,200
  Heinz (H.J) Company                                  3,500     178,063
  Hershey Foods Corp.                                  2,800     173,425
  International Multifoods Corporation                 1,500      42,375
  Kellogg Company                                      3,000     149,063
  Quaker Oats Company                                  2,000     105,500
  Sara Lee Corporation                                 4,500     253,406
  Tootsie Roll Industries, Inc.                        1,236      78,332

FOREIGN TELECOMMUNICATIONS - 0.5%
  BCE, Inc.                                            4,400     146,575
  Ericsson Telephone                                   1,800      67,163
  Reuters Holdings PLC                                 2,000     132,500
  Vodafone Group PLC                                   2,100     152,513

GROCERY - 0.3%
  Albertson's, Inc.                                    2,900     137,569
  Richfood Holdings, Inc.                              2,000      56,500
  Safeway, Inc.*                                       2,000     126,250

HOMEBUILDING - 0.3%
  Lennar Corporation                                   1,700      36,656
  Rouse Company                                        7,000     229,688

HOTEL / GAMING - 0.0%
  Mirage Resorts, Inc.*                                2,000      45,250

HOUSEHOLD PRODUCTS - 1.4%
  Amway Asia Pacific Ltd.                              1,000      19,438
  Clorox Company                                       3,800     300,438
  Colgate-Palmolive Company                            6,200     455,700
  First Brands Corporation                             2,000      54,125
  Kimberly-Clark Corporation                           5,800     286,375
  Lancaster Colony Corporation                         1,000      56,375
  Proctor & Gamble Company                             2,400     191,550
  Sunbeam Corporation, Inc.                            1,600      67,700

INDUSTRIAL SERVICES - 0.7%
  AccuStaff, Inc.*                                     2,000      46,250
  Apollo Group, Inc.*                                  1,500      70,875
  Equifax, Inc.                                        2,600      92,138
  Interim Services*                                    2,232      57,056
  Manpower, Inc.                                       1,500      52,688
  Primark Corporation*                                 1,800      73,350
  Quintiles Transnational Corporation*                 2,000      76,500
  Robert Half International, Inc.*                     2,250      89,297
  Sylvan Learning Systems, Inc.*                       2,050      79,950
  Vincam Group, Inc.*                                  1,800      47,925

INSURANCE - 2.2%
  Ace, Ltd.                                            1,000      96,500
  AFLAC, Inc.                                          2,400     122,700
  Allstate Corporation                                 3,615     328,513
  Ambac Financial Group, Inc.                          2,600     119,763
  American International Group, Inc.                   3,000     326,250
  Hartford Financial Services Group, Inc.              2,000     187,125
  Marsh & McLennan Companies, Inc.                     2,000     148,875
  MBIA, Inc.                                           3,000     199,500
  Mercury General Corporation                          1,400      77,700
  MGIC Investment Corporation                          2,000     133,625
  Progressive Corporation of Ohio                      1,000     119,813
  St. Paul Companies, Inc.                             2,700     221,569
  Vesta Insurance Group, Inc.                          1,500      89,250

MACHINERY - 1.2%
  Aeroquip-Vickers, Inc.                               2,100     103,031
  AGCO Corporation                                     2,000      58,500
  Alamo Group, Inc.                                    1,500      32,531
  Caterpillar, Inc.                                    3,600     175,050

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
MACHINERY - 1.2% (Continued)
  Cognex Corporation*                                  1,500  $   40,875
  Deere & Company                                      4,200     244,125
  Donaldson Company, Inc.                              1,400      63,088
  Dover Corporation                                   10,400     375,700
  IDEX Corporation                                     2,000      69,750
  Parker-Hannifin Corporation                          1,575      72,647

MANUFACTURED HOUSING - 0.1%
  Oakwood Homes Corporation                            2,000      66,375

MEDICAL SERVICES - 1.1%
  ABR Information Services, Inc.*                      1,600      38,200
  Health Care & Retirement Corp.*                      3,700     149,156
  Health Management Associates*                        5,568     140,592
  HEALTHSOUTH Corporation*                             2,000      55,500
  Lincare Holdings, Inc.*                              1,000      57,000
  MedPartners/Mullikin, Inc.*                          2,000      44,250
  Omnicare, Inc.                                       2,800      85,750
  Orthodontic Centers of America, Inc.*                2,200      36,575
  PacifiCare Health Systems, Inc.*                       700      36,663
  PhyCor, Inc.*                                        2,000      54,000
  Quorum Health Group, Inc.*                           2,250      58,781
  Renal Treatment Centers, Inc.*                       1,700      61,413
  Tenet Healthcare Corporation*                        2,025      66,952
  United HealthCare Corporation                        1,300      64,756
  Universal Health Services, Inc.*                     2,200     110,825

MEDICAL SUPPLIES - 1.3%
  Abbott Laboratories                                  3,600     236,700
  Baxter International, Inc.                           3,000     151,313
  Boston Scientific Corporation*                       1,400      64,225
  Cardinal Health, Inc.                                1,800     135,450
  Guidant Corporation                                  2,000     124,500
  Johnson & Johnson                                    2,560     168,480
  Life Technologies, Inc.                              1,800      60,750
  Medtronic, Inc.                                      3,600     188,550
  Sola International, Inc.*                            1,500      49,125
  Sybron International Corp.*                          2,000      93,875
  VISX, Inc.*                                          1,000      22,125

METAL FABRICATING - 0.1%
  Kennametal, Inc.                                     1,000      51,938

METALS & MINING - 0.4%
  Aluminum Company of America                          4,000     281,500
  Inco Limited                                         2,000      34,000
  Placer Dome, Inc.                                    4,000      50,750

NATURAL GAS - 0.3%
  Enron Corporation                                    5,400     224,100
  Sonat, Inc.                                          1,800      82,350

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                             1,000      74,000
  Gannett Company, Inc.                                3,800     233,938

OFFICE EQUIPMENT & SUPPLIES - 0.6%
  Diebold, Inc.                                        1,400      70,875
  Ikon Office Solutions, Inc.                          1,800      50,400
  Pitney Bowes, Inc.                                   3,500     314,563
  Wallace Computer Services, Inc.                      1,500      58,125
  Xerox Corporation                                    1,400     103,338

OILFIELD SERVICES - 1.2%
  Baker Hughes, Inc.                                   4,000     174,500
  Camco International, Inc.                            1,000      63,688
  Cooper Cameron Corporation*                            900      54,900
  Halliburton Company                                  7,000     363,563
  Noble Drilling Corporation*                          2,000      61,125
  Pride International, Inc.*                           2,800      69,825
  Schlumberger, Ltd.                                   2,000     161,000
  Smith International, Inc.*                           2,300     141,163
  Tidewater, Inc.                                      1,000      55,125

PACKAGING & CONTAINER - 0.1%
  Sealed Air Corporation*                              2,000     124,000

PAPER & FOREST PRODUCTS - 0.7%
  Fort James Corporation                               3,000     114,563
  Georgia Pacific Corporation                          1,400      85,050

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
PAPER & FOREST PRODUCTS - 0.7% (Continued)
  Georgia Pacific Corp. (Timber Group)                 1,400  $   31,850
  International Paper Company                          8,000     345,000
  Weyerhaeuser Company                                 2,200     107,938

PETROLEUM - 4.4%
  Amerada Hess Corporation                             1,300      71,256
  Amoco Corporation                                    3,700     315,656
  Apache Corporation                                   1,800      63,113
  Ashland Oil, Inc.                                    1,800      96,525
  Atlantic Richfield Company                           3,000     240,375
  Barrett Resources Corporation*                       1,400      42,000
  British Petroleum Co. PLC                            4,000     318,750
  Devon Energy Corporation                             1,500      58,031
  Exxon Corporation                                   12,600     770,963
  Mobil Corporation                                   10,000     721,250
  Noble Affiliates, Inc.                               2,800      98,875
  Phillips Petroleum Company                           4,100     199,619
  Repsol SA                                            3,400     144,713
  Royal Dutch/Shell Transport Group                   13,600     736,100
  Texaco Inc.                                          2,300     125,063
  Tosco Corporation                                    3,000     113,625
  Union Texas Petroleum Holdings                       4,000      83,250
  United Meridian Corporation*                         1,500      42,188
  USX-Marathon Group                                   7,000     236,250

PRECISION INSTRUMENT - 0.3%
  Coherent, Inc.*                                      1,600      56,200
  Dionex Corporation*                                  1,000      50,250
  KLA-Tencor Corporation*                                900      34,875
  Roper Industries, Inc.                               2,000      57,750
  Teleflex, Inc.                                       2,000      75,500

PRINTING - 0.2%
  R. R. Donnelley & Sons Company                       2,500      93,125
  Valassis Communications, Inc.*                       1,600      59,200

PUBLISHING - 0.5%
  Harcourt General, Inc.                               1,200      65,775
  McGraw-Hill, Inc.                                    4,000     296,000
  Meredith Corporation                                 1,800      64,238
  Value Line, Inc.                                     2,500      98,750

RAILROAD - 0.3%
  Kansas City Southern Ind., Inc.                      4,500     142,313
  Union Pacific Corporation                            2,000     125,000

REAL ESTATE INVESTMENT MANAGEMENT - 0.1%
  LNR Property Corporation                             1,700      40,375
  Security Capital Group Incorporated*                 2,000      65,000

REAL ESTATE INVESTMENT TRUST - 1.6%
  CarrAmerica Realty Corporation                       5,000     159,688
  Federal Realty Investment Trust                      4,800     123,900
  Meditrust Corporation                                5,407     198,707
  National Health Investors, Inc.                      1,600      67,100
  Nationwide Health Properties, Inc.                   7,500     192,188
  Security Capital Industrial Trust                    7,908     196,712
  Security Capital Pacific Trust                       2,000      48,625
  Simon DeBartolo Group, Inc.                          3,400     111,138
  Starwood Lodging Trust                               5,000     289,375
  United Dominion Realty Trust, Inc.                   8,124     113,736
  Weingarten Realty Investors                          3,200     143,800

RECREATION - 0.9%
  Brunswick Corporation                                3,000      90,938
  Callaway Golf Company                                1,400      39,988
  Carmike Cinemas, Inc.*                               3,000      86,250
  Carnival Corporation                                 2,000     110,750
  Harley-Davidson, Inc.                                4,000     109,750
  Time Warner, Inc.                                    2,200     136,263
  Walt Disney Company                                  3,000     297,188

RESTAURANT - 0.2%
  McDonald's Corporation                               2,500     118,438
  Outback Steakhouse, Inc.*                            2,250      64,688

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
RETAIL STORE - 2.2%
  AutoZone, Inc.*                                      1,500  $   43,406
  Bed Bath & Beyond, Inc.*                             4,000     153,500
  Borders Group, Inc.*                                 3,000      93,938
  CDW Computer Centers, Inc.*                          1,000      52,125
  Circuit City Stores, Inc.                            2,200      78,513
  CompUSA, Inc.*                                       2,200      68,888
  Consolidated Stores Corporation*                     1,400      61,600
  Dayton Hudson Corporation                            4,000     270,000
  Dollar General Corporation                           6,250     226,563
  Gymboree Corporation*                                1,400      38,325
  J.C. Penney Company                                  1,618      97,485
  Lands' End, Inc.*                                    2,200      77,275
  Men's Wearhouse, Inc.*                               1,500      52,125
  MSC Industrial Direct Co., Inc.*                     1,500      63,563
  OfficeMax, Inc.*                                     3,400      48,238
  Sears, Roebuck & Company                             3,900     176,475
  Starbucks Corporation*                               4,000     153,500
  Tandy Corporation                                    3,200     123,400
  The Sports Authority, Inc.*                          2,600      38,350
  Tiffany & Company                                    1,300      46,800
  TJX Companies, Inc.                                  2,200      75,625
  Viking Office Products, Inc.*                        2,200      47,988
  Williams-Sonoma, Inc.*                               1,500      62,813
  Zale Corporation*                                    2,200      50,600

SECURITIES BROKERAGE - 0.8%
  Bear Stearns Companies, Inc.                         2,791     133,270
  Charles Schwab Corporation                           4,500     188,719
  Investment Technology Group*                         2,900      81,200
  Merrill Lynch & Company, Inc.                        2,400     175,050
  Morgan Stanley, Dean Witter and Co.                  4,000     235,750

SEMICONDUCTOR - 1.2%
  Analog Devices, Inc.*                                1,700      46,856
  ASM Lithography Holding N.V.*                          600      40,500
  Atmel Corporation*                                   2,000      37,250
  Intel Corporation                                    4,800     337,500
  Lattice Semiconductor Corporation*                     800      37,900
  Linear Technology Corporation                        2,200     126,500
  Maxim Integrated Products, Inc.*                     4,800     165,600
  Motorola, Inc.                                       2,500     142,656
  SDL, Inc.*                                           1,500      21,750
  Texas Instruments, Inc.                              4,800     216,000

SHOE - 0.1%
  Wolverine World Wide, Inc.                           2,362      53,588

STEEL - 0.2%
  Nucor Corporation                                    2,300     110,975
  Worthington Industries                               4,000      66,000

TELECOMMUNICATIONS EQUIPMENT - 0.3%
  Andrew Corporation*                                  1,862      44,688
  Ascend Communications, Inc.*                         2,050      50,481
  Aspect Telecommunications Corp.*                     2,000      41,750
  Coherent Commun. Systems Corp.*                      1,500      42,375
  DSP Communications,Inc.*                             1,600      19,200
  Tellabs, Inc.*                                       2,400     126,450

TELECOMMUNICATIONS SERVICE - 3.1%
  360 Communications Company*                          2,400      48,450
  ALLTEL Corporation                                   4,500     185,063
  Ameritech Corporation                                3,000     242,063
  AT&T Corporation                                     1,500      91,875
  Bell Atlantic Corporation                            4,100     372,588
  BellSouth Corporation                               10,000     563,125
  Centennial Cellular Corporation*                     1,000      20,500
  Cincinnati Bell Inc.                                 5,000     155,313
  CommNet Cellular, Inc.*                              1,000      35,563
  GTE Corporation                                     11,500     599,438
  Intermedia Communications, Inc.*                     1,200      72,750
  Powertel, Inc.*                                      2,500      41,875
  SBC Communications, Inc.                             5,900     432,175
  Southern New England Tele. Corp.                     2,700     135,675
  United States Cellular Corporation*                  1,100      33,825
  WorldCom, Inc.*                                      2,700      81,675

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                              Market
Common Stock                                          Shares  Value
---------------------------------------------------- -------- ----------
TEXTILE - 0.1%
  Unifi, Inc.                                          1,300  $   52,894

THRIFT - 0.6%
  Fannie Mae                                           6,800     388,450
  Freddie Mac                                          4,000     168,000
  JSB Financial, Inc.                                  1,500      75,844

TIRE & RUBBER - 0.2%
  Goodyear Tire & Rubber Company                       2,600     165,588

TOBBACO - 0.8%
  Fortune Brands, Inc.                                 2,000      74,125
  Philip Morris Companies, Inc.                       12,900     584,531
  UST, Inc.                                            3,000     110,813

TOILETRIES / COSMETICS - 0.6%
  Alberto-Culver Company                               1,400      44,888
  Gillette Company                                     3,000     301,313
  Int'l Flavors & Fragrances, Inc.                     5,000     257,188

TOYS - 0.1%
  Mattel, Inc.                                         3,125     117,188

TRUCKING & TRANSPORT LEASING - 0.1%
  Werner Enterprise, Inc.                              3,150      64,575

WATER UTILITY - 0.2%
  American Water Works Co., Inc.                       5,500     150,563
                                                              ----------
TOTAL COMMON STOCK - 59.9%
  (Cost $32,781,892)                                         $59,536,279
                                                             ===========

*Securities are non-income producing

                       See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                        S & P
                                       Credit                             Principal     Market
 Fixed Income Securities               Rating     Coupon     Maturity     Amount        Value
-----------------------------------   ---------   -------   -----------   -----------   --------------
AEROSPACE / DEFENSE - 0.8%
   Lockheed Martin Corporation          BBB+       9.375      10/15/99    $  100,000    $     105,349
   Lockheed Martin Corporation          BBB+       7.650      05/01/16       500,000          545,778
   Rockwell International Corp.         AA+        8.875      09/15/99       100,000          104,507

AIR TRANSPORT - 0.4%
   Federal Express Corporation          BBB+       8.760      05/22/15       350,000          401,828

AUTO & TRUCK - 0.6%
   General Motors Corporation           A          9.125      07/15/01       500,000          545,454

BANK - 4.5%
   Bankers Trust New York Corp.         A-         9.500      06/14/00       250,000          268,919
   Chase Manhattan Corp.                A-         6.750      08/15/08       400,000          405,621
   Comerica Bank                        A-         7.125      12/01/13       500,000          497,065
   First Chicago NBD Corporation        A          8.100      03/01/02       500,000          531,458
   First Union Corporation              A-         8.000      08/15/09       500,000          539,885
   First Union Corporation              A-         9.450      06/15/99       100,000          104,722
   Morgan, J.P. & Company               AA         8.500      08/15/03       500,000          552,713
   NationsBank Corporation              A          6.500      03/15/06       500,000          503,420
   Royal Bank of Scotland               A+         6.375      02/01/11       500,000          486,928
   Swiss Bank Corp.-NY                  AA         7.375      07/15/15       500,000          534,275

BEVERAGE - 0.6%
   Anheuser Busch Companies, Inc.       A+         7.125      07/01/17       350,000          360,358
   Anheuser Busch Companies, Inc.       A+         8.500      03/01/17       220,000          228,289

BUILDING MATERIALS - 0.5%
   Masco Corporation                    BBB+       7.125      08/15/13       500,000          517,070

CHEMICAL - 0.6%
   Monsanto Company                     A          8.875      12/15/09       500,000          600,063

DIVERSIFIED - 2.2%
   Service Corp. International          BBB+       7.700      04/15/09       500,000          544,580
   Tenneco, Inc.                        BBB        7.625      06/15/17       500,000          533,463
   Textron, Inc.                        A-         8.750      07/01/22       500,000          548,654
   Whitman Corporation                  BBB+       8.250      02/15/07       500,000          556,847

                                            See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                        S & P
                                       Credit                             Principal     Market
 Fixed Income Securities                 Rating     Coupon     Maturity     Amount        Value
-----------------------------------     ---------   -------   -----------   -----------   --------------
ELECTRIC & GAS UTILITIES - 6.1%
   Alabama Power Company                  A+         8.500      05/01/22    $  500,000    $     529,385
   Dayton Power & Light Company           AA-        8.150      01/15/26       500,000          538,651
   Delmarva Power & Light Co.             A          8.500      02/01/22       500,000          546,118
   Duke Energy Corporation                AA-        6.375      03/01/08       500,000          496,875
   Florida Power & Light Company          AA-        7.875      01/01/13       500,000          518,795
   Georgia Power Company                  A+         7.625      03/01/23       450,000          461,192
   Hydro Quebec                           A+         7.000      03/01/05       500,000          522,420
   Monongahela Power                      A+         8.500      06/01/22       500,000          529,316
   Potomac Edison Company                 A+         7.750      05/01/25       500,000          526,987
   Public Service Electric & Gas          A-         7.000      09/01/24       200,000          196,864
   Union Electric Company                 AA-        8.750      12/01/21       500,000          552,655
   Virginia Electric & Power Company      A          8.000      03/01/04       500,000          543,302

FINANCIAL SERVICES - 4.1%
   Deere, John Capital Corporation        A          8.625      08/01/19       500,000          545,625
   Dow Capital BV                         A          8.700      05/15/22       250,000          308,377
   Fairfax Financial Holdings             BBB+       8.250      10/01/15       500,000          548,910
   Fletcher Challenge Capital Canada,Inc. BBB        8.250      06/20/16       500,000          564,391
   Ford Holdings, Inc.                    A          9.250      03/01/00       475,000          503,424
   General Electric Capital Corporation   AAA        7.750      03/15/02       500,000          531,164
   IBM Credit Corporation                 A          6.750      12/24/07       500,000          493,742
   SunAmerica, Inc.                       A          8.125      04/28/23       500,000          557,469

FOOD PROCESSING - 0.8%
   Kraft, Inc.                            A          8.500      02/15/17       250,000          258,042
   Nabisco, Inc.                          BBB        7.050      07/15/07       500,000          515,482

FOREIGN GOVERNMENT - 1.6%
   Province of Nova Scotia                A-         7.250      07/27/13       500,000          525,717
   Province of Quebec                     A+         8.800      04/15/03       350,000          387,458
   Province of Saskatchewan               A          9.375      12/15/20       525,000          681,792

GOVERNMENTAL AGENCY - 0.5%
   Fannie Mae                           Not Rated    5.520      04/13/98       500,000          500,315

HOTEL / GAMING - 0.5%
   ITT Corporation                        BBB        7.375      11/15/15       500,000          485,628

                                            See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                        S & P
                                       Credit                             Principal     Market
 Fixed Income Securities               Rating     Coupon     Maturity     Amount        Value
-----------------------------------   ---------   -------   -----------   -----------   --------------
INSURANCE - 2.2%
   Chubb Corporation                    AA+        8.750      11/15/99    $   39,000    $      40,349
   CIGNA Corporation                    A          8.250      01/01/07       500,000          556,374
   Leucadia National Corporation        BBB+       7.750      08/15/13       500,000          515,000
   MBIA, Inc.                           AA         9.375      02/15/11       500,000          627,257
   Metropolitan Life Insurance Co.*     A+         7.450      11/01/23       450,000          487,233

MACHINERY - 0.5%
   Case Corporation                     A-         7.250      01/15/16       500,000          523,825

MEDICAL SUPPLIES - 1.1%
   Cardinal Health, Inc.                A-         6.000      01/15/06       500,000          485,345
   Johnson & Johnson                    AAA        8.720      11/01/24       550,000          632,271

METALS & MINING - 0.6%
   Placer Dome, Inc.                    BBB        7.750      06/15/15       500,000          537,975

NATURAL GAS - 0.5%
   Enron Corporation                    BBB+       7.000      08/15/23       500,000          486,657

NEWSPAPER - 0.4%
   Knight-Ridder, Inc.                  A          9.875      04/15/09       100,000          128,509
   Tribune Company                      A          8.450      02/25/98       300,000          301,006

OFFICE EQUIPMENT & SUPPLIES - 0.2%
   Xerox Corporation                    A          9.750      03/15/00       200,000          214,619

PACKAGING & CONTAINER - 0.4%
   Crown Cork & Seal Company, Inc.      BBB+       8.375      01/15/05       390,000          429,727

PAPER & FOREST PRODUCTS - 0.5%
   Weyerhaeuser Co.                     A          6.950      08/01/17       500,000          509,613

PETROLEUM - 1.9%
   Atlantic Richfield Company           A          8.500      04/01/12       250,000          299,598
   Louisiana Land & Exploration Co.     A-         7.625      04/15/13       500,000          541,012
   OXY USA, Inc.                        BBB        7.000      04/15/11       525,000          515,409
   Phillips Petroleum Company           A-         8.860      05/15/22       500,000          547,500

                                            See Notes To Financial Statements

               ADVANCE CAPITAL I, INC. - BALANCED FUND
                      PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 1997
--------------------------------------------------------------------------

                                        S & P
                                       Credit                             Principal     Market
 Fixed Income Securities               Rating     Coupon     Maturity     Amount        Value
-----------------------------------   ---------   -------   -----------   -----------   --------------
PUBLISHING - 0.5%
   News America Holdings                BBB-       8.000      10/17/16    $  500,000    $     541,075

RESTAURANT - 0.5%
   Darden Restaurants, Inc.             BBB        7.125      02/01/16       500,000          475,000

RETAIL STORE - 0.2%
   Dayton Hudson Corporation            BBB+       9.625      02/01/08       200,000          243,776

SECURITIES BROKERAGE - 1.7%
   Bear Stearns Companies, Inc.         A          7.250      10/05/06       500,000          522,631
   Lehman Brothers Holdings, Inc.       A          8.500      08/01/15       500,000          578,598
   Merrill Lynch & Company, Inc.        AA-        7.190      08/07/12       300,000          302,105
   Salomon, Inc.                        A          9.450      03/15/00       300,000          301,946

TELECOMMUNICATIONS SERVICE - 1.8%
   AT&T Corporation                     AA-        7.125      01/15/02       500,000          518,003
   Michigan Bell Telephone              AAA        7.500      02/15/23       500,000          520,991
   NYNEX Corporation                    A+         7.375      12/15/11       250,000          251,875
   Southwestern Bell Telephone Company  AA         7.375      05/01/12       525,000          528,937

TOBACCO - 0.4%
   Philip Morris Companies, Inc.        A          9.000      01/01/01       400,000          427,380

U.S. GOVERNMENT - 1.0%
   U.S. Treasury                                   6.500      08/15/05     1,000,000        1,043,281
                                                                                        --------------
TOTAL FIXED-INCOME SECURITIES - 38.2%
   (Cost $36,200,523)                                                                      38,022,219

TOTAL COMMON STOCK - 59.9%
   (Cost $32,781,892)                                                                      59,536,279
                                                                                        --------------
TOTAL INVESTMENTS IN SECURITIES - 98.1%
   (Cost $68,982,415)                                                                   $  97,558,498
                                                                                        ==============

* Security exempt from registration under Rule 144A of the Securities Act of 1933

                                            See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                      Credit      Maturity                 Principal         Market
Fixed Income Securities                Rating       Date        Coupon       Amount           Value
-----------------------------------   --------   -----------   --------    ----------    ---------------
ADVERTISING - 0.9%
   Heritage Media Corporation           BB+        02/15/06      8.750    $  500,000    $       506,180
   Lamar Advertising Company            B          12/01/06      9.625       700,000            752,500
   Universal Outdoor, Inc.              B          10/15/06      9.750       500,000            562,500

AEROSPACE / DEFENSE - 1.2%
   AAR Corporation                      BBB        10/15/03      7.250       500,000            517,477
   Lockheed Martin Corporation          BBB+       03/15/23      7.875       500,000            523,084
   McDonnell Douglas Corporation        AA+        04/01/12      9.750     1,000,000          1,314,488

AIR TRANSPORT - 2.7%
   AMR Corporation                      BBB-       08/01/12      9.000     1,000,000          1,191,021
   AMR Corporation                      BBB-       03/15/00      9.750       100,000            106,250
   Delta Air Lines, Inc.                BBB-       02/01/11     10.375       500,000            634,415
   Federal Express Corporation          BBB+       01/01/15      7.630     1,000,000          1,083,556
   Northwest Airlines Corporation       BB-        03/15/07      8.700     1,000,000          1,057,500
   United Airlines, Inc.                BB+        07/15/21     10.250       500,000            663,750
   United Airlines, Inc.                BB+        08/15/21      9.750       500,000            645,328

APPAREL - 1.5%
   Fruit of the Loom, Inc.              BBB-       03/15/11      7.000     1,000,000            950,000
   Phillips-Van Heusen Corp.            BB+        11/15/23      7.750     1,000,000          1,064,722
   Platex Family Products Corp.         B          12/15/03      9.000     1,000,000          1,017,500

AUTO PARTS - 0.8%
   JPS Automotive Products Corp.        B          06/15/01     11.125       500,000            555,000
   Titan International, Inc.            BB-        04/01/07      8.750       500,000            515,000
   Walbro Corporation                   B+         07/15/05      9.875       500,000            524,319

AUTO & TRUCK - 1.7%
   Ford Motor Company                   A          11/15/22      8.875     2,000,000          2,235,675
   General Motors Corporation           A          06/15/24      8.100     1,000,000          1,102,255

BANK - 5.7%
   Banc One Corporation                 A+         07/15/25      7.750     1,000,000          1,106,146
   Bank of Boston Corporation           BBB+       12/01/05      6.625     1,000,000          1,005,651
   Bankers Trust New York Corp.         A-         11/15/15      7.500     1,500,000          1,580,767

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                         Credit      Maturity                 Principal         Market
Fixed Income Securities                  Rating       Date        Coupon       Amount           Value
-----------------------------------     --------   -----------   --------    ----------    ---------------
 BANK - 5.7% (Continued)
   Chase Manhattan Corp.                  A-         10/15/08      6.125    $1,000,000    $       966,215
   Comerica Bank                          A-         12/01/13      7.125     1,000,000            994,130
   First Union Corporation                A-         08/15/09      8.000       500,000            539,885
   KeyCorp                                BBB+       03/15/06      6.750     1,000,000          1,011,078
   NCNB Corporation                       A          07/15/15     10.200     1,000,000          1,360,077
   Republic New York Corporation          AA-        05/15/21      9.125     1,000,000          1,273,374
   Royal Bank of Scotland                 A+         02/01/11      6.375     1,000,000            973,856
   Westpac Banking Corporation            A+         08/15/01      9.125       500,000            546,193

BEVERAGE - 0.2%
   Anheuser Busch Companies, Inc.         A+         03/01/17      8.500       386,000            400,543

BROADCASTING / CABLE TV - 5.5%
   Cablevision Systems Corporation        BB-        05/15/06      9.875       750,000            821,250
   Century Communications Corp.           BB-        02/15/02      9.750       250,000            264,375
   Century Communications Corp.           BB-        03/01/05      9.500     1,000,000          1,060,000
   Comcast Cablevision                    BB+        01/15/08      9.500       500,000            531,050
   Comcast Cablevision                    BB+        05/15/05      9.375       500,000            535,000
   Continental Cablevision, Inc.          BBB+       08/01/13      9.500       500,000            591,166
   Jacor Communications Company           B          12/15/06      9.750       750,000            806,250
   Jones Intercable, Inc.                 BB         04/01/07      8.875       500,000            523,750
   Jones Intercable, Inc.                 B+         03/01/08     10.500       700,000            772,415
   Lenfest Communications, Inc.           BB+        11/01/05      8.375     1,000,000          1,030,000
   Rogers Cablesystems Ltd.               BB+        03/15/05     10.000       500,000            547,380
   Sinclair Broadcast Group, Inc.         B          09/30/05     10.000       500,000            535,000
   Tele-Communications, Inc.              BBB-       01/15/23      9.250       760,000            838,552
   Tele-Communications, Inc.              BBB-       02/15/23      8.750       500,000            538,519
   Turner Broadcasting System, Inc.       BBB-       07/01/13      8.375       750,000            836,267
   Young Broadcasting, Inc.               B          06/15/07      8.750       750,000            742,500

BUILDING - 2.1%
   Continental Homes Holding Corporation  B+         04/15/06     10.000       500,000            538,077
   Hovnanian Enterprises, Inc.            B          06/01/05      9.750       500,000            497,500
   Ryland Group                           B+         07/15/02     10.500     1,050,000          1,098,436
   Standard Pacific Corporation           BB         06/15/07      8.500     1,000,000          1,010,109
   U.S. Home Corporation                  BB-        08/15/07      8.880     1,000,000          1,020,000

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                          S & P
                                          Credit      Maturity                 Principal         Market
Fixed Income Securities                   Rating       Date        Coupon       Amount           Value
-----------------------------------      --------   -----------   --------    ----------    ---------------
BUILDING MATERIALS - 0.3%
   Johns Manville Corporation              BB-        12/15/04     10.875    $  500,000    $       556,250

CHEMICAL - 1.6%
   Borden Chemicals and Plastics, L.P.     BB+        05/01/05      9.500       500,000            530,000
   duPont, E.I. de Nemours & Co.           AA-        01/15/22      8.250     1,000,000          1,079,330
   Eastman Chemical Company                BBB+       01/15/24      7.250     1,000,000          1,036,467
   Union Carbide Chemicals & Plastics Co.  BBB        04/01/23      7.875       600,000            671,644

COMPUTER & PERIPHERALS - 1.3%
   Digital Equipment Corporation           BB+        11/01/12      8.625     1,200,000          1,388,398
   International Business Machines Corp.   A          11/01/19      8.375     1,000,000          1,191,032

DIVERSIFIED - 1.2%
   Tenneco, Inc.                           BBB        11/15/12      9.200       500,000            609,260
   Textron, Inc.                           A-         07/01/22      8.750       581,000            637,536
   Whitman Corporation                     BBB+       06/15/15      7.625     1,000,000          1,081,320

ELECTRIC & GAS UTILITIES - 10.5%
   Alabama Power Company                   A+         12/01/24      9.000     1,000,000          1,097,762
   Cleveland Electric Illuminating Company BB+        08/01/12      8.375       500,000            509,600
   Dayton Power & Light Company            AA-        01/15/26      8.150     1,000,000          1,077,302
   Florida Power & Light Company           AA-        01/01/13      7.875     1,000,000          1,037,591
   FPL Group Capital, Inc.                 A+         05/01/13      7.625     1,025,000          1,057,308
   Georgia Power Company                   A+         02/01/23      7.950     1,000,000          1,038,425
   Hydro Quebec                            A+         01/15/22      8.400       850,000          1,013,222
   Illinois Power Co.                      BBB        02/15/23      8.000     1,000,000          1,035,000
   Indianapolis Power & Light Co.          AA-        02/01/24      7.050     1,000,000          1,003,667
   Long Island Lighting Company            BB+        07/15/19      8.900       473,000            503,051
   Midland Cogeneration Venture            BB-        07/23/02     10.330       338,054            359,337
   Monongahela Power                       A+         06/01/22      8.500     1,500,000          1,587,947
   New Orleans Public Service, Inc.        BBB        03/01/23      8.000       600,000            615,366
   Northern Illinois Gas Company           AA         08/15/21      8.875     1,000,000          1,063,987
   Philadelphia Electric Company           BBB+       09/01/22      8.250     1,000,000          1,048,967
   Potomac Edison Company                  A+         06/01/24      8.000     1,000,000          1,076,225
   Potomac Electric Power Company          A          06/01/21      9.000     1,000,000          1,106,238
   Public Service Electric & Gas           A-         09/01/24      7.000     1,000,000            984,320
   Southern Cal Edison                     A+         12/01/17      8.375       655,000            672,020

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                             S & P
                                             Credit      Maturity                 Principal         Market
Fixed Income Securities                      Rating       Date        Coupon       Amount           Value
-----------------------------------         --------   -----------   --------    ----------    ---------------
ELECTRIC & GAS UTILITIES - 10.5% (Continued)
   Southern California Gas Company            AA-        10/01/21      8.750    $1,000,000    $     1,099,484
   Virginia Electric & Power Company          A          10/01/24      8.625     1,000,000          1,126,254
   West Penn Power Company                    A+         08/01/24      8.125     1,000,000          1,076,491

ELECTRIC EQUIPMENT - 1.4%
   Essex Group, Inc.                          BB-        05/01/03     10.000     1,000,000          1,050,000
   Philips Electronics N.V.                   BBB+       08/15/13      7.250     1,000,000          1,008,960
   Westinghouse Electric Corp.                BB         08/01/12      8.625       750,000            787,500

ENVIRONMENTAL - 0.6%
   Laidlaw, Inc.                              BBB+       05/15/23      8.250     1,000,000          1,135,300

FINANCIAL SERVICES - 4.7%
   AMRESCO, Inc.                              B          03/15/04     10.000     1,000,000          1,040,000
   Auburn Hills Trust                         A          05/01/20     12.000       400,000            640,710
   CRA Finance USA, Ltd.                      AA-        12/01/13      7.125       500,000            525,070
   Dean Witter Discover & Company             A+         10/15/13      6.750     1,250,000          1,240,098
   Dow Capital BV                             A          05/15/22      8.700     1,000,000          1,233,508
   Fairfax Financial Holdings                 BBB+       10/01/15      8.250     1,500,000          1,646,730
   Fletcher Challenge Capital Canada, Inc.    BBB        06/20/16      8.250     1,000,000          1,128,782
   Imperial Credit Industries, Inc.           B+         01/15/07      9.875       500,000            496,689
   SunAmerica, Inc.                           A          04/28/23      8.125     1,250,000          1,393,672

FOOD PROCESSING - 0.8%
   Chiquita Brands Int'l, Inc.                B+         01/15/04      9.625     1,000,000          1,062,500
   ConAgra, Inc.                              BBB        03/01/21      9.750       500,000            657,988

FOREIGN GOVERNMENT - 2.8%
   Province of Newfoundland                   BBB+       10/22/22      8.650     1,000,000          1,184,350
   Province of Nova Scotia                    A-         07/27/13      7.250     1,000,000          1,051,434
   Province of Quebec                         A+         12/01/26      8.625     1,000,000          1,228,105
   Province of Saskatchewan                   A          02/01/13      8.000     1,000,000          1,121,923
   Republic of Finland                        AA         04/01/28      9.625     1,000,000          1,051,243

HOTEL / GAMING - 3.6%
   Boyd Gaming Corporation                    BB         10/01/03      9.250     1,000,000          1,050,000
   Circus Circus Enterprises                  BBB-       07/15/13      7.625       450,000            460,125

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                      Credit      Maturity                 Principal         Market
Fixed Income Securities                Rating       Date        Coupon       Amount           Value
-----------------------------------   --------   -----------   --------    ----------    ---------------
HOTEL / GAMING - 3.6% (Continued)
   Empress River Casino Finance Corp.   BB         04/01/02     10.750    $  500,000    $       518,500
   Grand Casinos, Inc.                  BB         12/01/03     10.125     1,000,000          1,082,500
   Host Marriott Travel Plaza           BB-        05/15/05      9.500     1,000,000          1,062,500
   ITT Corporation                      BBB        11/15/15      7.375     1,000,000            971,256
   Prime Hospitality Corp.              BB         01/15/06      9.250     1,000,000          1,065,096
   Showboat, Inc.                       BB-        05/01/08      9.250       400,000            430,000
   Station Casinos                      B+         06/01/03      9.625       500,000            516,250

INSURANCE - 6.6%
   Aetna Services, Inc.                 A          01/15/17      8.000     1,275,000          1,318,736
   American Financial Group, Inc.       BBB        12/15/07      7.125     1,000,000          1,005,232
   CIGNA Corporation                    A          03/01/23      7.650       500,000            526,766
   CNA Financial Corporation            A-         11/15/23      7.250     1,000,000          1,005,373
   Continental Corporation              BBB-       08/15/12      8.375       600,000            676,655
   Kaufman & Broad Home Corp.           B+         05/01/03      9.375     1,000,000          1,030,000
   Leucadia National Corporation        BBB+       08/15/13      7.750       910,000            937,300
   MBIA, Inc.                           AA         10/01/22      8.200     2,000,000          2,126,945
   Metropolitan Life Insurance Co.*     A+         11/01/23      7.450       550,000            595,507
   New York Life Insurance Company      AA-        12/15/23      7.500     1,000,000          1,040,000
   Penncorp Financial Group, Inc.       BB+        12/15/03      9.250       500,000            515,830
   Reliance Group Holdings, Inc.        BB+        11/15/00      9.000     1,000,000          1,047,500
   Torchmark Corporation                A          03/01/17      8.625       900,000            938,916
   Vesta Insurance Group                BBB+       07/15/25      8.750       500,000            587,836

MEDICAL SERVICES - 1.4%
   Abbey Healthcare Group, Inc.         B+         11/01/02      9.500       500,000            528,871
   Beverly Enterprises Inc.             B+         02/15/06      9.000       500,000            520,000
   Columbia/HCA Healthcare Corporation  BBB        12/15/14      9.000     1,000,000          1,163,060
   HEALTHSOUTH Corporation              BB-        04/01/01      9.500       500,000            525,000

MEDICAL SUPPLIES - 0.4%
   Cardinal Health, Inc.                A-         02/15/04      6.500       700,000            705,941

METALS & MINING - 1.4%
   Alcan Aluminum Ltd.                  A-         01/15/22      8.875     1,000,000          1,094,433
   Inco Ltd.                            BBB-       06/15/22      9.600       500,000            563,413
   Placer Dome, Inc.                    BBB        06/15/15      7.750     1,000,000          1,075,951

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                      Credit      Maturity                 Principal         Market
Fixed Income Securities                Rating       Date        Coupon       Amount           Value
-----------------------------------   --------   -----------   --------    ----------    ---------------
NATURAL GAS - 1.0%
   AmeriGas Partners, L.P.              BB+        04/15/07     10.125    $  300,000    $       326,070
   Consolidated Natural Gas Company     AA-        12/01/11      8.625       154,000            157,850
   Ferrellgas Partners, L.P.            B+         06/15/06      9.375       500,000            530,000
   Seagull Energy                       BB+        08/01/05      8.625     1,000,000          1,050,000

NEWSPAPER - 0.5%
   Hollinger International, Inc.        BB-        02/01/06      9.250       500,000            530,000
   Hollinger International, Inc.        BB-        03/15/07      9.250       500,000            528,605

OILFIELD SERVICES - 2.7%
   Dawson Production Services, Inc.     B+         02/01/07      9.375     1,000,000          1,050,000
   Husky Oil, Ltd.                      BBB        11/15/16      7.550     1,000,000            983,000
   J. Ray McDermott, S.A.               BB-        07/15/06      9.375       500,000            535,000
   Lomak Petroleum, Inc.                B          01/15/07      8.750     1,000,000          1,020,893
   Trico Marine Services Inc.           BB-        08/01/05      8.500     1,000,000          1,032,467
   Veritas DGC, Inc.                    BB         10/15/03      9.750       750,000            816,517

PACKAGING & CONTAINERS - 1.4%
   Container Corp. of America           B+         04/01/03      9.750       400,000            428,000
   Crown Cork & Seal Company, Inc.      BBB+       04/15/23      8.000     1,500,000          1,571,948
   Stone Container Corporation          B          02/01/01      9.875       750,000            750,000

PAPER & FOREST PRODUCTS - 2.2%
   Bowater, Inc.                        BBB        10/15/12      9.500       700,000            878,451
   Champion International Corporation   BBB        09/01/23      7.625     1,500,000          1,535,797
   Georgia-Pacific Corporation          BBB-       07/01/22      9.125     1,000,000          1,114,734
   Sweetheart Corporation, Inc.         B+         09/01/00      9.625     1,000,000            992,500

PETROLEUM - 4.5%
   ANR Pipeline Company                 BBB        11/01/21      9.625     1,000,000          1,306,349
   Clark Oil & Refining Corporation     BB         09/15/04      9.500       650,000            672,750
   Clark USA, Inc.                      B+         12/01/05     10.875       500,000            546,942
   Diamond Shamrock R & M, Inc.         BBB        04/01/23      8.000       600,000            631,650
   Louisiana Land & Exploration Co.     A-         04/15/13      7.625     1,000,000          1,082,024
   NOVA Gas Transmission                A-         04/01/23      7.875       600,000            674,724
   OXY USA, Inc.                        BBB        04/15/11      7.000     1,000,000            981,732
   Phillips Petroleum Company           A-         01/01/23      8.490     1,000,000          1,084,453

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                      Credit      Maturity                 Principal         Market
Fixed Income Securities                Rating       Date        Coupon       Amount           Value
-----------------------------------   --------   -----------   --------    ----------    ---------------
PETROLEUM - 4.5% (Continued)
   USX Corporation                      BBB-       02/15/12      9.375    $  750,000    $       917,334
   Vintage Petroleum, Inc.              B+         12/15/05      9.000     1,000,000          1,051,879

PUBLISHING - 0.9%
   K-III Communications Corporation     BB-        06/01/04     10.250       750,000            813,750
   News America Holdings                BBB-       08/10/18      8.250     1,000,000          1,099,147

RAILROAD - 1.1%
   Kansas City Southern Industries, In  BBB-       07/01/22      8.800       500,000            545,506
   Union Pacific Corporation            BBB        05/01/25      8.350     1,500,000          1,637,257

REAL ESTATE INVESTMENT MANAGEMENT - 0.5%
   Rodamco N.V.                         AA         05/15/15      7.750     1,000,000          1,114,576

REAL ESTATE INVESTMENT TRUST - 0.4%
   Taubman Realty Group Ltd.            BBB        10/01/03      7.000       750,000            759,210

RECREATION - 1.3%
   Brunswick Corporation                BBB+       09/01/23      7.375       975,000          1,033,089
   Speedway Motorsports, Inc.           B+         08/15/07      8.500       500,000            508,750
   Time Warner, Inc.                    BBB-       01/15/13      9.125     1,000,000          1,190,000

RESTAURANT - 0.7%
   Darden Restaurants, Inc.             BBB        02/01/16      7.125     1,500,000          1,425,000

RETAIL STORE - 4.3%
   Dayton Hudson Corporation            BBB+       12/01/22      8.500     1,500,000          1,623,378
   Genesco, Inc.                        B+         02/01/03     10.375       425,000            439,835
   J.C. Penney Company                  A          04/01/17      7.950     1,000,000          1,118,004
   The Limited, Inc.                    BBB+       03/15/23      7.500     1,000,000            997,703
   May Department Stores                A          07/15/26      8.300     1,000,000          1,105,918
   Michaels Stores, Inc.                BB-        06/15/06     10.875     1,000,000          1,088,330
   Rite-Aid Corporation                 BBB+       08/15/13      6.875     1,000,000          1,005,322
   Sears, Roebuck & Company             A-         11/01/11      9.375     1,000,000          1,240,993

SECURITIES BROKERAGE - 2.8%
   Bear Stearns Companies, Inc.         A          01/15/04      6.625     1,000,000            999,392
   Goldman Sachs Group                  A+         03/01/13      8.000     1,000,000          1,129,474

                                  See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                       S & P
                                      Credit      Maturity                 Principal         Market
Fixed Income Securities                Rating       Date        Coupon       Amount           Value
-----------------------------------   --------   -----------   --------    ----------    ---------------
SECURITIES BROKERAGE - 2.8% (Continued)
   Lehman Brothers, Inc.                A          05/15/05     11.625    $1,023,000    $     1,328,881
   Morgan Stanley Group, Inc.           A+         10/01/13      7.000     1,000,000          1,038,773
   Paine Webber Group, Inc.             BBB+       02/15/14      7.625     1,000,000          1,063,128

SEMICONDUCTOR - 0.5%
   Advanced Micro Devices, Inc.         BB-        08/01/03     11.000     1,000,000          1,075,000

STEEL - 0.5%
   AK Steel Corporation                 BB-        12/15/06      9.125     1,000,000          1,029,321

TELECOMMUNICATIONS SERVICE - 3.3%
   AT&T Corporation                     AA-        01/15/22      8.125       750,000            799,399
   Bell Atlantic Corporation            A+         06/15/17      7.875       500,000            511,250
   Comcast Cellular Communications, In  BB+        05/01/07      9.500       500,000            525,000
   GCI, Inc.                            B+         08/01/07      9.750     1,000,000          1,035,214
   GTE Corporation                      A          11/01/21      8.750     1,000,000          1,215,339
   NYNEX Corporation                    A+         12/15/11      7.375       500,000            503,750
   Paging Network, Inc.                 B          02/01/06      8.875     1,000,000            980,401
   Southwestern Bell Telephone Company  AA         05/01/12      7.375     1,000,000          1,007,500

TEXTILES - 1.5%
   Dominion Textile, Inc.               BB         04/01/06      9.250     1,000,000          1,122,500
   Fieldcrest Cannon, Inc.              B+         06/15/04     11.250     1,000,000          1,055,000
   WestPoint Stevens, Inc.              BB-        12/15/01      8.750       750,000            780,000

TOBACCO - 0.9%
   Philip Morris Companies, Inc.        A          01/15/17      8.375     1,000,000          1,027,388
   RJR Nabisco, Inc.                    BBB-       04/15/04      8.750       775,000            821,568

U.S. GOVERNMENT - 3.7%
   U.S. Treasury                                   08/15/26      6.750     2,000,000          2,202,813
   U.S. Treasury                                   10/15/06      6.500       500,000            523,594
   U.S. Treasury                                   11/15/12     10.375     3,500,000          4,651,172
                                                                                        ----------------
TOTAL FIXED INCOME SECURITIES - 95.6%
   (Cost $179,340,720)                                                                  $   191,712,180
                                                                                        ================

* Security exempt from registration under Rule 144A of the Securities Act of 1933

                                  See Notes To Financial Statements

                         ADVANCE CAPITAL I, INC.
                  STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                 EQUITY                                   RETIREMENT
                                                 GROWTH        BOND         BALANCED        INCOME
                                              -----------   ----------    -----------    ------------
ASSETS
  Investments in securities. . . . . . . . . $ 53,838,950  $ 4,121,662   $ 97,558,498   $ 191,712,180

  Cash . . . . . . . . . . . . . . . . . . .      514,568       17,610      1,064,560       4,952,367
  Receivables
   Dividends and interest. . . . . . . . . .       24,057       69,572        884,587       3,981,295
   Securities sold . . . . . . . . . . . . .            0            0              0               0
  Prepaid expenses . . . . . . . . . . . . .        4,046        1,516          6,690          13,838
                                             ------------  -----------   ------------   -------------
Total assets . . . . . . . . . . . . . . . .   54,381,621    4,210,360     99,514,335     200,659,680



LIABILITIES
  Payable to affiliated entities
   Investment advisory fees. . . . . . . . .       30,653        1,398         57,032          82,702
   Distribution fees . . . . . . . . . . . .          368            0            670           1,332
  Accounts payable and accrued expenses. . .       18,304        1,350         29,414          52,918
  Securities purchased . . . . . . . . . . .            0            0              0               0
  Distributions payable. . . . . . . . . . .           68        4,617          5,760          11,622
                                             ------------  -----------   ------------   -------------
  Total liabilities. . . . . . . . . . . . .       49,393        7,365         92,876         148,574
                                             ------------  -----------   ------------   -------------
  Net assets . . . . . . . . . . . . . . . . $ 54,332,228  $ 4,202,995   $ 99,421,459   $ 200,511,106
                                             ============  ===========   ============   =============


NET ASSETS
  Paid-in capital. . . . . . . . . . . . . . $ 35,179,724  $ 3,987,535   $ 70,845,376   $ 188,180,866
  Accumulated undistributed net realized
   loss on investments . . . . . . . . . . .            0            0              0        (41,220)
  Net unrealized appreciation in value of
   investments . . . . . . . . . . . . . . .   19,152,504      215,460     28,576,083      12,371,460
                                             ------------  -----------   ------------   -------------
  Net assets . . . . . . . . . . . . . . . . $ 54,332,228  $ 4,202,995   $ 99,421,459   $ 200,511,106
                                             ============  ===========   ============   =============

SHARES OUTSTANDING . . . . . . . . . . . . .    3,150,443      399,375      6,336,730      18,824,383
                                             ============  ===========   ============   =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE . . . . . . . . $      17.25  $     10.52   $      15.69   $       10.65
                                             ============  ===========   ============   =============

                                              See Notes To Financial Statements

                                 ADVANCE CAPITAL I, INC.
                                 STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------

                                                 EQUITY                                 RETIREMENT
                                                 GROWTH        BOND        BALANCED       INCOME
                                              ------------  -----------  ------------  -------------
INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . $     24,600  $   305,052  $  2,603,199  $  14,807,711
  Dividends. . . . . . . . . . . . . . . . .      210,189            0       978,862              0
                                              ------------  -----------  ------------  -------------
  Total investment income. . . . . . . . . .      234,789      305,052     3,582,061     14,807,711

EXPENSES
  Paid to affiliates:
    Investment advisory fees . . . . . . . .      331,108       16,856       617,972        921,051
    Administration fees. . . . . . . . . . .            0            0             0              0
    Distribution fees. . . . . . . . . . . .      118,253            0       220,704        460,525
    Transfer and dividend disbursing
      agent fees . . . . . . . . . . . . . .            0            0             0              0
  Paid to others:
    Custodial fees . . . . . . . . . . . . .       22,623        2,245        21,292          9,475
    Directors fees and expenses. . . . . . .        1,926          178         3,624          7,623
    Professional fees. . . . . . . . . . . .        8,631          764        16,176         33,709
    Shareholder reporting costs. . . . . . .       12,219        1,133        23,029         47,501
    Registration and filing fees . . . . . .        4,478        1,416         6,319         10,018
    Other operating expenses . . . . . . . .        5,981          455        10,415         20,344
                                              ------------  -----------  ------------  -------------
  Total expenses . . . . . . . . . . . . . .      505,219       23,047       919,531      1,510,246
                                              ------------  -----------  ------------  -------------
NET INVESTMENT INCOME (LOSS) . . . . . . . .    (270,430)      282,005     2,662,530     13,297,465

REALIZED GAIN ON INVESTMENTS
  Proceeds from securities sold. . . . . . .    9,559,297    1,218,525     8,780,765     29,757,980
  Cost of securities sold. . . . . . . . . .  (9,202,743)  (1,180,335)   (6,878,349)   (28,828,247)
                                              ------------  -----------  ------------  -------------
  Net realized gain on investments . . . . .      356,554       38,190     1,902,416        929,733

UNREALIZED GAIN ON INVESTMENTS
  Appreciation, Beginning of year. . . . . .   11,269,388      151,070    16,670,110      4,830,140
  Appreciation, End of year. . . . . . . . .   19,152,504      215,460    28,576,083     12,371,460
                                              ------------  -----------  ------------  ------------
  Net unrealized gain on investments . . . .    7,883,116       64,390    11,905,973      7,541,320
                                              ------------  -----------  ------------  ------------

NET GAIN ON INVESTMENTS. . . . . . . . . . .    8,239,670      102,580    13,808,389      8,471,053
                                              ------------  -----------  ------------  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . $  7,969,240  $   384,585  $ 16,470,919  $  21,768,518
                                              ============  ===========  ============  =============


                                              See Notes To Financial Statements

                                    ADVANCE CAPITAL I, INC.
                               STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------

                                                                EQUITY GROWTH                        BOND
                                                        -----------------------------    ----------------------------
                                                             1997            1996            1997          1996
                                                        --------------  -------------    ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss) . . . . . . . . . . .  $   (270,430)  $   (162,689)    $   282,005   $     293,150
    Net realized gain (loss) on investments. . . . . .        356,554        128,865         38,190          14,890
    Net unrealized gain (loss) on investments. . . . .      7,883,116      5,138,241         64,390       (189,341)
                                                        --------------  -------------    ------------  --------------
    Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . . . .      7,969,240      5,104,417        384,585         118,699

  Distributions to Shareholders:
      Net investment income. . . . . . . . . . . . . .              0              0      (282,005)       (293,150)
      Net realized gain on investments . . . . . . . .      (228,769)              0       (37,120)               0
                                                        --------------  -------------    ------------  --------------
      Total distributions to shareholders. . . . . . .      (228,769)              0      (319,125)       (293,150)

  Share Transactions:
      Net proceeds from sale of shares . . . . . . . .     11,871,517     10,814,068        665,380         747,478
      Reinvestment of distributions. . . . . . . . . .        228,701              0        267,980         246,917
      Cost of shares reacquired. . . . . . . . . . . .    (4,275,354)    (2,776,738)    (1,226,311)       (916,571)
                                                        --------------  -------------   ------------  --------------
      Net increase (decrease) derived from share
        transactions . . . . . . . . . . . . . . . . .      7,824,864      8,037,330      (292,951)          77,824
                                                        --------------  -------------    ------------  --------------
      Net increase (decrease) in net assets. . . . . .     15,565,335     13,141,747      (227,491)        (96,627)

NET ASSETS
      Beginning of year. . . . . . . . . . . . . . . .     38,766,893     25,625,146      4,430,486       4,527,113
                                                        --------------  -------------    ------------  --------------
      End of year. . . . . . . . . . . . . . . . . . .  $  54,332,228   $ 38,766,893    $ 4,202,995   $   4,430,486
                                                        ==============  =============    ============  ==============
NUMBER OF SHARES
      Sold . . . . . . . . . . . . . . . . . . . . . .        774,840        792,133         64,974          71,788
      Shares issued from reinvestment of distributions         13,258              0         25,755          23,856
      Reacquired . . . . . . . . . . . . . . . . . . .      (271,579)      (202,707)      (118,547)        (88,198)
                                                        --------------  -------------    ------------  -------------
      Net increase (decrease) in shares outstanding. .        516,519        589,426       (27,818)           7,446

      Outstanding:
        Beginning of year. . . . . . . . . . . . . . .      2,633,924      2,044,498        427,193         419,747
                                                        --------------  -------------    ------------  --------------
        End of year. . . . . . . . . . . . . . . . . .      3,150,443      2,633,924        399,375         427,193
                                                        ==============  =============    ============  ==============

                                              See Notes To Financial Statements

                              ADVANCE CAPITAL I, INC.
                   STATEMENT OF CHANGES IN NET ASSETS - Continued
--------------------------------------------------------------------------

                                                                                                 RETIREMENT
                                                                  BALANCED                         INCOME
                                                        ----------------------------     ----------------------------
                                                            1997            1996             1997          1996
                                                        --------------  -------------    ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income (loss) . . . . . . . . . . .  $   2,662,530   $  2,108,825     $13,297,465   $ 11,712,302
    Net realized gain (loss) on investments. . . . . .      1,902,416      1,422,047         929,733      (456,673)
    Net unrealized gain (loss) on investments. . . . .     11,905,973      5,684,549       7,541,320    (3,666,825)

    Net increase in net assets resulting
    from operations. . . . . . . . . . . . . . . . . .     16,470,919      9,215,421      21,768,518      7,588,804

  Distributions to Shareholders:
    Net investment income. . . . . . . . . . . . . . .    (2,662,530)    (2,108,825)    (13,297,465)   (11,712,302)
    Net realized gain on investments . . . . . . . . .    (1,902,416)    (1,422,047)               0              0
                                                        --------------  -------------    ------------  -------------
    Total distributions to shareholders. . . . . . . .    (4,564,946)    (3,530,872)    (13,297,465)   (11,712,302)

  Share Transactions:
    Net Proceeds from sale of shares . . . . . . . . .     17,779,709     14,712,818      28,904,791     39,730,156
    Reinvestment of distributions. . . . . . . . . . .      4,535,246      3,500,989      13,134,267     11,592,633
    Cost of shares reacquired. . . . . . . . . . . . .   (10,001,142)    (7,995,453)    (20,798,196)   (15,699,328)
                                                        --------------  -------------    ------------  -------------
    Net increase (decrease) derived from share
      transactions . . . . . . . . . . . . . . . . . .     12,313,813     10,218,354      21,240,862     35,623,461
                                                        --------------  -------------    ------------  -------------
    Net increase (decrease) in net assets. . . . . . .     24,219,786     15,902,903      29,711,915     31,499,963

NET ASSETS
    Beginning of year. . . . . . . . . . . . . . . . .     75,201,673     59,298,770     170,799,191    139,299,228
                                                        --------------  -------------    ------------  -------------
    End of year. . . . . . . . . . . . . . . . . . . .  $  99,421,459   $ 75,201,673    $200,511,106   $170,799,191
                                                        ==============  =============    ============  =============
NUMBER OF SHARES
    Sold . . . . . . . . . . . . . . . . . . . . . . .      1,211,965      1,132,445       2,825,132      3,902,770
    Shares issued from reinvestment of distributions .        298,348        262,475       1,275,428      1,150,356
    Reacquired . . . . . . . . . . . . . . . . . . . .      (671,556)      (615,458)     (2,023,575)    (1,557,136)
                                                        --------------  -------------    ------------  -------------
    Net increase (decrease) in shares outstanding. . .        838,757        779,462       2,076,985      3,495,990

    Outstanding:
      Beginning of year. . . . . . . . . . . . . . . .      5,497,973      4,718,511      16,747,398     13,251,408
                                                        --------------  -------------    ------------  -------------
      End of year. . . . . . . . . . . . . . . . . . .      6,336,730      5,497,973      18,824,383     16,747,398
                                                        ==============  =============    ============  =============

                                              See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the Equity Growth Fund, Bond Fund, Balanced Fund and Retirement Income Fund.

     On August 15, 1997, the shareholders of the Advance Capital
I, Inc. Long Term Income Fund approved the liquidation and dissolution of the Fund. The Fund was dissolved and all assets were distributed in 1997.

Note 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

     Securities for which exchanged quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with a remaining maturity of sixty days or less will be valued at cost which approximates market.

Expenses

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

     It is the COMPANY'S policy to meet the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided.

Dividends

     Income dividends in the Bond, Balanced and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund, if any, are declared annually and paid on the last business day of the year. Capital gain dividends, if any, are declared annually on the last business day of the year and are normally paid within 45 days.

Other

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the first-in, first-out method for book and tax purposes.
Net investment losses, for which no carryover is permitted, are offset against paid in capital.

Note 3.  TRANSACTIONS WITH AFFILIATES

     Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY'S investment adviser. T. Rowe Price Associates,
Inc. (TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company's shares. Advance Capital Group, Inc. (GROUP) is the Company's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets of the Equity Growth and Balanced
Funds, .50% of the average daily net assets of the Retirement Income Fund, and .40% of the average daily net assets of the Bond Fund. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the

Balanced Fund invested in common stocks. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced and Retirement Income Funds, at a rate not to exceed .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $1,886,987 by MANAGEMENT for 1997. The COMPANY was charged distribution fees of $799,482 by SERVICES for 1997. At
December 31, 1997 an employee retirement plan sponsored by SERVICES owned 52,746 shares (1.7%) of the Equity Growth Fund and 7,132 shares (0.1%) of the Balanced Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY.
Directors fees are only paid to outside directors and consist of a $2,500 annual retainer and an additional $250 per meeting.

Note 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 1997 were as follows:

        	Equity			                Retirement
	        Growth	       Bond	  Balanced	  Income
                ------         ----       --------        ------
Purchases      $16,764,592    $908,419	  $18,961,364	  $50,091,523
Sales	         9,559,297   1,218,525	    8,780,765	   29,757,980

     	The cost of purchases and proceeds from sales of U.S.
Government securities included above were as follows:

                    Equity			        Retirement
	            Growth	Bond	    Balanced	  Income
                    ------      ----        --------      ------
Purchases	    None	$207,817     $992,188	  $8,479,219
Sales	            None	 418,169    1,044,531	   5,507,344

                                  50

     Gross unrealized appreciation and depreciation of investments for book and tax purposes as of December 31, 1997 were as follows:

	                  Equity			      Retirement
	                  Growth	Bond	  Balance       Income
                          ------        ----      --------      ------
Appreciation	          $20,379,035	$223,214  $29,320,504	$12,537,716
Depreciation	            1,226,531	   7,754      744,421	    166,256

Note 5.  CASH

     As of December 31, 1997, substantially all cash was invested in the Monitor Money Market Fund, bearing interest at a variable rate (approximately 5.2%).

Note 6.  CAPITAL LOSS CARRYOVERS

     For 1997, the Company utilized $127,785, $1,070 and $929,733 of capital loss carryovers in the Equity Growth, Bond and Retirement Income Funds respectively. At December 31, 1997, capital loss carryovers and their expiration dates were as follows:

                      	Retirement
                          Income
                          ------
December 31, 2004	  $41,220


Note 7.  AUTHORIZED SHARES

     The Fund has one billion authorized shares of common stock, par value of $.001 per share. Each of the Fund's four portfolios has 200 million shares authorized.

Report of Independent Accountants

To the Trustees and Shareholders of
 Advance Captial I, Inc.

In our opinion, the accompaning statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, and Retirement Income Fund (constituting Advance Captial I, Inc., hereafter referred to as the "Company") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with gennerally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements of Advance Captial I, Inc. for the years ended December 31, 1994 and 1993 were audited by other independent accountants whose report dated February 15, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse LLP

Detroit, Michigan
February 4, 1998

ADDITIONAL INFORMATION (Unaudited)

RESULTS OF ANNUAL SHAREHOLDER VOTE

     An Annual Meeting of Shareholders of the COMPANY was held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 25, 1997 for the following purposes:

     1.  To elect five Directors to hold office until the next
Annual Meeting of Shareholders or until their successors have been elected and qualified.

         Directors Elected at Meeting	Votes For
         ----------------------------   ---------
         Joseph A. Ahern                16,341,683
         Richard W. Holtcamp            16,205,318
         Harry Kalajian                 16,314,374
         John C. Shoemaker              16,336,172
         Frank R. Zimmerman             16,281,470

     2. To ratify the selection of Price Waterhouse LLP as independent accountants of the COMPANY for the fiscal year ending December 31,1997.

         Votes For:                     16,318,398
         Votes Against:	                    25,691
         Votes to Abstain:                  99,115

                                 53

ADVANCE CAPTIAL I, INC.                 ADVANCE CAPTIAL I INC
                                        An investment company with four funds

INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:
(Equity Growth and Balanced Funds)      EQUITY GROWTH FUND
T. Rowe Price Associates, Inc.          BOND FUND
100 East Pratt Street                   BALANCED FUND
Baltimore, Maryland 21202               RETIREMENT INCOME FUND

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Huntington National Bank
220 Park Street, Suite 100
Birmingham, Michigan 48009

INDEPENDENT ACCOUNTANTS:
Price Waterhouse LLP
200 Renaissance Center
Suite 3900
Detroit, MI  48243

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary
                                        ANNUAL REPORT
BOARD OF DIRECTORS:                     DECEMBER 31, 1997
Joseph A. Ahern
Richard W. Holtcamp
Harry Kalajian
John C. Shoemaker
Frank R. Zimmerman

                             FORM N-1A

                     Part C - Other Information

Item 24.	Financial Statements and Exhibits.
                ----------------------------------

	(a)	Financial Statements.  Included with the Statement of Additional
                ---------------------
                Information is the following:

#		 (1)	Annual Report for the year ended December 31, 1997.

	         All required financial statements are included in Part B.

	(b)	Exhibits.
                ---------

		 (1)	Articles of Incorporation filed March 6, 1987.

			 (i)	Amendment to Articles of Incorporation
                                approved by shareholder vote July 24, 1992.

		 (2)	By-laws as approved and adopted by Registrant's
                        Board of Directors.

		 (3)	None.

		 (4)  Specimen copy of each security issued by Registrant.

			  (i)	Class A Common Shares.

			 (ii)	Class B Common Shares.

			(iii)	Class C Common Shares.

			 (iv)	Class E Common Shares.

		 (5)	Investment Advisory Agreement between Registrant and
                        Advance Capital Management, Inc. dated August 3, 1987 and amended July 24, 1992.

			  (i)	Board Resolution dated July 24, 1992.

			 (ii)	Sub-Investment Advisory Agreements between
                                Advance Capital Management, Inc. and T. Rowe
                                Price Associates, Inc. dated December 21, 1993 for Class A and December 17, 1993 for Class C.

		 (6)	Distribution Agreement between Registrant and Advance
                        Capital Services, Inc. dated August 3, 1987.

			  (i)	Board Resolution dated July 24, 1992.

		 (7)	None.

		 (8)	Custodian Agreements between Registrant and
                        Huntington National Bank dated June 17, 1992
                        for Class A, Class B and Class C and August 5, 1992 for Class E.

		 (9)	Administration and Transfer Agent Agreement between
                        Registrant and Advance Capital Services, Inc. dated April 28, 1987 and amended July 9, 1992.

			  (i)	Board Resolution dated July 24, 1992.

		 	 (ii)	Administration and Transfer Agent Agreement
                                between Registrant and Advance Capital Group, Inc. dated December 23, 1993.

*		(10)	Opinion and consent of counsel.

		(11)	Other consents.

#			  (i)	Consent of Price Waterhouse LLP.

#			 (ii)	Consent of Messrs. Berry Moorman.

		(12)	None.

		(13)	Purchase Agreement between Registrant and Investors
                        dated August 3, 1987.

		(14)	Not applicable.

		(15)	Plan of Distribution dated August 3, 1987, approved
                        by shareholders July 22, 1988 and amended
                        January 2, 1992.

			  (i)	Board Resolution Dated April 24, 1992.

			 (ii)	Board Resolution Dated July 24, 1992.

		(16)	Not applicable.

*	Filed under Rule 24f-2 as part of Registrant's Rule 24f-2 notice.

#	Filed with this amendment.

Item 25.	Persons Controlled By or Under Common Control with Registrant.
                --------------------------------------------------------------

		Included in Part B - Statement of Additional Information under the heading of Control Persons and Principal Holders of Securities is a detailed description of the principal holders of securities, including those that own more than 5% and the detailed holdings of directors and officers of the Company.

		The holdings as of March 10, 1998 for Messrs. Raymond Rathka, John C. Shoemaker and Robert J. Cappelli, who are directors and officers of the Registrant's Investment Adviser, Advance Capital Management, Inc. and of the Registrant's transfer agent and administrator, Advance Capital Services, Inc., are included in that section of Part B mentioned in the preceding paragraph.

Item 26.	Number of Holders of Securities
               ----------------------------------

		As of March 10, 1998

		Title of Class		Number of Record Holders
		Class A				1,730
		Class B				  103
		Class C				1,346
		Class E				1,323


Item 27.	Indemnification
              --------------------

     Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Article VI, Section 2 of Registrant's Bylaws, incorporated by reference as Exhibit (2) hereto, provides for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter is provided for in Section 4 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which said person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.	Business and Other Connections of Investment Adviser.
               ------------------------------------------------------

     Advance Capital Management, Inc. ("Management") is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc.("Group"). Group also owns Advance Capital Services, Inc. ("Services") a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.

Position       Group      Services      Management      Registrant
--------       -----      --------      ----------      ----------
Owner(s)       Cappelli	  Group	        Group	        Shareholders
	       Rathka
	       Shoemaker

Directors      Cappelli	  Cappelli      Cappelli	Ahern, J.A.
	       Rathka	  Rathka	Rathka	        Holtcamp, R.W.
	       Shoemaker		Shoemaker       Kalajian, H.
						        Shoemaker
						        Zimmerman, F.R.

President      Rathka	  Cappelli      Shoemaker       Shoemaker

Vice President Shoemaker  Shoemaker	Cappelli	Cappelli
						        Cobb

Treasurer      Cappelli	  Rathka	Rathka		Cappelli

Secretary      Shoemaker  Shoemaker	Shoemaker	Harkleroad

Item 29.	Principal Underwriters.
                -----------------------

     Advance Capital Services, Inc.("Services") is a Michigan corporation which was established in 1986 to provide financial
services and broker-dealer services.   Currently, it is not
distributing securities for any other investment companies. The directors and officers of Services are identified in Item 28 above.

Item 30.    Location of Accounts and Records
            --------------------------------

	(1) Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

	(2) Advance Capital Services, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

	(3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

	(4) Huntington National Bank, 220 Park Street, Suite 100,
            Birmingham, Michigan 48009 (records relating to its functions as custodian).

	(5) Berry Moorman, 600 Woodbridge Place, Place, Detroit, Michigan 48226 (Registrant's Articles of Incorporation and Bylaws).


Item 31.	Management Services.
                --------------------
		Inapplicable.

Item 32.	Undertakings.
                -------------
		None.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


ADVANCE CAPITAL I, INC.
Registrant


By  /s/ Kathy J. Harkleroad           			4/14/98
    -----------------------------------------           -------
      Kathy J. Harkleroad - Secretary			Date


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Principal Executive Officer:

\s\ John C. Shoemaker                     	        4/14/98
---------------------------------------------           -------
John C. Shoemaker - President and Director		Date

Principal Financial Officer:

\s\ Robert J. Cappelli                      		4/14/98
---------------------------------------------           -------
Robert J. Cappelli - Treasurer				Date

Directors:

\s\ Joseph A. Ahern                           		3/30/98
---------------------------------------------           -------
Joseph A. Ahern					        Date

\s\ Richard W. Holtcamp                   		3/30/98
---------------------------------------------           -------
Richard W. Holtcamp					Date

\s\ Harry Kalajian                                      3/31/98
---------------------------------------------           -------
Harry Kalajian                                          Date

\s\ Frank R. Zimmerman                    		4/06/98
---------------------------------------------           -------
Frank R. Zimmerman					Date